            SUBSERVICING AGREEMENT

between

                           KEYCORP REAL ESTATE CAPITAL MARKETS, INC.

and

                        BERKADIA COMMERCIAL MORTGAGE LLC

i
TABLE OF CONTENTS

ARTICLE I. DEFINITIONS ............................................................................................................................................. 1
Section 1.01.
Defined Terms. .................................................................................................... ....... 1
Section 1.02.
Interpretative Matters. .................................................................................................. 5
ARTICLE II. RETENTION AND AUTHORITY OF SUBSERVICER ..................................................................................... 6
Section 2.01.
Servicing Standard; Commencement of Servicing Responsibilities. ...................................... 6
Section 2.02.
Subcontractors and Vendors. ......................................................................................... 6
Section 2.03.
Authority of Subservicer. .............................................................................................. 6
ARTICLE III. SERVICES TO BE PERFORMED................................................................................................................. 8
Section 3.01.
Services as Subservicer. ................................................................................................ 8
Section 3.02.
Portfolio Manager. ...................................................................................................... 13
Section 3.03.
Maintenance of Errors and Omissions and Fidelity Coverage. ............................................. 14
Section 3.04.
Delivery and Possession of Servicing Files. .................................................................... 14
Section 3.05.
Financial Statements of the Subservicer. ......................................................................... 14
Section 3.06.
Exchange Act Reporting and Regulation AB Compliance. ................................................. 14
Section 3.07.
Regulatory Oversight, Compliance and Privacy. ............................................................... 20
ARTICLE IV. SUBSERVICER'S COMPENSATION AND EXPENSES .................................................................................. 23
Section 4.01.
Subservicing Compensation. ......................................................................................... 23
ARTICLE V. KRECM AND THE SUBSERVICER ............................................................................................................... 23
Section 5.01.
Subservicer Not to Assign; Merger or Consolidation of the Subservicer. ................................ 23
Section 5.02.
Liability and Indemnification of the Subservicer and KRECM. ............................................. 24
Section 5.03.
Representations and Warranties. ..................................................................................... 27
ARTICLE VI. EVENTS OF DEFAULT; TERMINATION ..................................................................................................... 29
Section 6.01.
Events of Default. ........................................................................................................ 29
Section 6.02.
Termination of Agreement. ............................................................................................ 32
ARTICLE VII. MISCELLANEOUS PROVISIONS ................................................................................................................ 34

ii
Section 7.01.
Amendment; Amendment to any PSA. ............................................................................ 34
Section 7.02.
Governing Law. ........................................................................................................... 34
Section 7.03.
Notices. ...................................................................................................................... 34
Section 7.04.
Consistency with PSAs; Severability of Provisions............................................................. 35
Section 7.05.
Inspection and Audit Rights. ........................................................................................... 35
Section 7.06.
Binding Effect; No Partnership; Counterparts. ..................................................................... 36
Section 7.07.
Protection of Confidential Information. ............................................................................... 37
Section 7.08.
Construction.................................................................................................................. 37
Section 7.09.
Sole and Absolute Discretion of KRECM. ........................................................................... 37
Section 7.10.
Exchange Act Rule 17g-5 Procedures. ................................................................................. 37
LIST OF EXHIBITS

Exhibit A
CMBS Transactions
Exhibit B
Remittance Report
Exhibit C
Property Inspection Report
Exhibit D
Tax, Insurance, UCC and Letter of Credit Certification
Exhibit E
Account Certification
Exhibit F
Sarbanes-Oxley Performance Certification
Exhibit G
Task List
Exhibit H
Transfer Instructions

SUBSERVICING AGREEMENT
THIS SUBSERVICING AGREEMENT (as it may be further amended, supplemented or modified, this "Agreement"), dated and effective as of June 24, 2013 (the "Effective Date") by and between KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation (together with its successors and assigns permitted under this Agreement, "KRECM"), and BERKADIA COMMERCIAL MORTGAGE LLC, a Delaware limited liability company (together with its successors and assigns permitted under this Agreement, the "Subservicer").
RECITALS
The following Recitals are a material part of this Agreement:
A.
KRECM has acquired the servicing rights with respect to certain Mortgage Loans (as defined below) that are serviced pursuant to each Pooling and Servicing Agreement (each a "PSA") for the CMBS Transactions
 (as defined below) .
B.
KRECM and the Subservicer desire to enter into an agreement whereby the Subservicer shall perform certain of KRECM's servicing responsibilities under each PSA with respect to the Mortgage Loans as more specifically set forth in this Agreement.
C.
KRECM desires to engage the Subservicer pursuant to this Agreement because the
Subservicer is the third largest servicer of commercial mortgage-backed securitization transactions in the United States and is uniquely suited with respect to its staff, facilities, and expertise to provide the services required by KRECM of a subservicer to service the large volume of commercial mortgage loans on the scale and in the context and under the circumstances contemplated by this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KRECM and the Subservicer hereby agree as follows:
ARTICLE I.
DEFINITIONS
Section 1.01.
Defined Terms.
All capitalized terms not otherwise defined in this Agreement have the meanings set forth in the applicable PSA, or the respective meaning ascribed to equivalent terms utilized in such PSA, and the following capitalized terms have the respective meanings set forth below:
"Accepted Subservicing Practices": As defined in Section 2.01.
"Accounts": The applicable Subservicer Collection Account and Servicing Accounts maintained by the Subservicer under this Agreement, each of which shall be held in the name of "Berkadia
Commercial Mortgage LLC on behalf of KeyCorp Real Estate Capital Markets, Inc., as Master Servicer,
in trust for the Trustee, as trustee for the registered holders of the applicable Trust [securitization name]."

"Additional Form 10-D Disclosure": To the extent such is required in the applicable transaction, any disclosure in addition to the Distribution Date statement that is required to be included on any Form
10-D filed with the Commission in respect of the Trust.
"Additional Form 10-K Disclosure": To the extent such is required in the applicable transaction, any disclosure or information that is required to be included on any Form 10-K filed with the Commission in respect of the Trust and required to be disclosed by Subservicer pursuant to the applicable PSA.
"Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such
Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
"Agreement": This Subservicing Agreement, as amended, modified, supplemented or restated by the parties from time to time.
"AML/BSA": The Anti-Money Laundering and Bank Secrecy Act.
"Applicable Requirements": As of the time of reference, with respect to the subject matter of this Agreement, all of the following: (i) any federal, state or local constitution, statute, rule, regulation or similar legal requirement applicable to the subservicing of commercial mortgage loans or any related activity; and (ii) Accepted Subservicing Practices.
"Borrower": The borrower, mortgagor or obligor on the related Mortgage Loan note.
"Borrower Paid Fees": Any amount collected from a borrower including but not limited to late payment charges, assumption fees, assumption application fees, modification fees, extension fees, fees charged for prepayment, defeasance, lease reviews and any other application fees.
"Claim": Any claim, demand, or Legal Proceeding in connection with any Mortgage Loan, any
PSA (solely with respect to the servicing of any Mortgage Loan), or this Agreement.
"CMBS Transactions": Each of the Moody's CMBS Transactions and the Non-Moody's CMBS
Transactions.
"Commission": The Securities and Exchange Commission or any successor thereto.
"Customer Information": Nonpublic personally identifiable information with respect to any
Mortgage Loan, including but not limited to the borrower under such Mortgage Loan and any principle of such borrower or any guarantor of such Mortgage Loan.
"Defect": As set forth in the applicable PSA, shall include any document defect, breach of representation or warranty by any seller of a Mortgage Loan, Repurchase Request or Repurchase Request
Withdrawal.
"Delegation Agreement": That certain Servicing Delegation and Reciprocal Deposit Agreement
dated as of the date hereof among KRECM, Subservicer, and KeyBank National Association, as the same may be amended, restated, or otherwise modified from time to time.

"EDGAR": The Electronic Data Gathering, Analysis, and Retrieval System of the Commission,
which is the computer system for the receipt, acceptance, review and dissemination of documents submitted to the Commission in electronic format.
"Effective Date": As defined in the preamble to this Agreement.
"Exchange Act": The Securities Exchange Act of 1934, as amended from time to time.
"Form 8-K Disclosure Information": To the extent such is required in any PSA, any disclosure or information related to a Reportable Event or that is otherwise required to be included on any Form 8-K filed with the Commission in respect of the Trust.
"Legal Proceeding": Any judicial, equitable, or administrative action, suit, audit, mediation, arbitration, investigation, or proceeding (public, private, or governmental).
"Losses": As defined in Section 5.02(f).
"Moody's CMBS Accounts": Each Account related to a Moody's CMBS Transaction.
"Moody's CMBS Transactions": The Moody's rated commercial mortgage-backed securitization transactions listed on Exhibit A.
"Mortgage Loan": Each of the mortgage loans that are the subject of this Agreement and that are subject to a CMBS Transaction.
"Non-Moody's CMBS Accounts": Each Account related to a Non-Moody's CMBS Transaction.
"Non-Moody's CMBS Transactions": The commercial mortgage-backed securitization transactions not rated by Moody's and listed on Exhibit A.
"OCC": The Office of the Comptroller of the Currency.
"OFAC": The Office of Foreign Assets Control.
"OFAC Program": As defined in Section 3.06(d) of this Agreement.
"Officer's Certificate": A certificate signed by a Servicing Officer of the Subservicer
"Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
"Property Inspection Report": A written report of each inspection of a Mortgaged Property performed by the Subservicer, which shall be delivered electronically pursuant to this Agreement substantially in the form attached hereto as Exhibit C (or in such other form as may be reasonably acceptable to KRECM and the Subservicer) and, in any event, shall set forth in detail the condition of the subject Mortgaged Property and specify the occurrence or existence of any sale, transfer or abandonment of, any change in the condition, occupancy or value of, or any waste committed on, the subject Mortgaged
Property of which the Subservicer is aware.
"PSA": As defined in the Recitals to this Agreement.

"Qualified Auditor": All state and federal governmental entities, or an independent third party professional who is not a competitor of Subservicer and who is trained, experienced and qualified to conduct an audit of Subservicer's OFAC Program and/or AML/BSA Services.
"Regulation AB": Subpart 229.1100 - Asset-Backed Securities (Regulation AB), 17 C.F.R.
SS229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.
"Relevant Servicing Criteria": The Servicing Criteria applicable to the Subservicer, which are those Servicing Criteria applicable to KRECM as set forth as an Exhibit to the applicable PSA that the
Subservicer has agreed to undertake pursuant to this Agreement as set forth on the Task List. With respect to any Servicing Function Participant or other subservicer engaged by the Subservicer, the term
"Relevant Servicing Criteria" refers to the items of the Relevant Servicing Criteria applicable to the
Subservicer that engaged such Servicing Function Participant or other subservicer that are applicable to such Servicing Function Participant or other subservicer based on the functions it has been engaged to perform.
"Remittance Report": A written report regarding any remittance made pursuant to the terms and provisions of this Agreement, which report shall be delivered electronically pursuant to this Agreement substantially in the form attached hereto as Exhibit B (or in such other form as may be reasonably acceptable to KRECM and the Subservicer).
"Reportable Event": The occurrence of an event requiring disclosure under Form 8-K.
"Responsible Officer": Any officer or employee of the Subservicer or KRECM, as the case may be, involved in or responsible for the administration, supervision or management of this Agreement and whose name and specimen signature appear on a list prepared by each party and delivered to the other party, as such list may be amended from time to time by either party.
"Restricted Servicing Action": As defined in Section 2.02(a).
"Sarbanes-Oxley Certification": To the extent such is required pursuant to the applicable PSA as defined in the applicable PSA.
"Securitization Servicing Agreements": With respect to each Mortgage Loan, the related PSA, primary servicing agreement, sub-servicing agreement or other similar agreement pursuant to which such
Mortgage Loan is serviced by KRECM.
"Security Breach": Any intrusion, security breach, or unauthorized access to or use of any personally identifiable information, including, but not limited to, Customer Information in the possession of Subservicer or that of its service providers.
"Servicing Advance": Any "servicing advance," "property advance" or other similar term as defined in the applicable PSA, excluding any T&I Advances.
"Servicing Accounts": The account or accounts maintained by the Subservicer, other than the
Subservicer Collection Account, pursuant to the applicable PSA, which may include any escrow accounts, reserve accounts, lock-box accounts and/or cash collateral accounts.

"Servicing Criteria": The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.
"Servicing Fee": Any amounts payable on the Mortgage Loans pursuant to the related PSA as the monthly fee payable to KRECM.
"Servicing Officer": Any officer and/or employee of the Subservicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Subservicer to KRECM on the Effective Date, as such list may be amended from time to time thereafter.
"SSAE 16": The Statements on Standards for Attest Engagements written by the American
Institute of Certified Public Accountants, Service Organization Control (SOC) level 1 report.
"Subservicer Event of Default": As defined in Section 6.01.
"Subservicer": As defined in the first paragraph of this Agreement.
"Subservicer Collection Account": As defined in Section 3.01(a)(v).
"Subservicer Remittance Date": The Business Day immediately preceding the applicable master servicer's remittance date under the applicable PSA.
"Subservicing File": With respect to each Mortgage Loan, all documents, information and records relating to such Mortgage Loan that are necessary or appropriate to enable the Subservicer to perform its obligations under this Agreement and any additional documents or information related thereto maintained or created in any form by the Subservicer, including all analysis, working papers, inspections reports, written communications with any Borrower or other Person, and all other information collected from or concerning any Borrower or the related Mortgaged Property in the Subservicer's possession.
"T&I Advances": Any advances representing real estate taxes or insurance premiums (to the extent required in the PSA, including renewal payments).
"Task List": The list of Subservicer responsibilities set forth on Exhibit G.
"Tax, Insurance, UCC and Letter of Credit Certification": A written report certifying for the applicable quarterly period that all property taxes and hazard insurance premiums that are due have been paid in full, that all UCC liens, assignments or continuations are current and that all letters of credit are current, which report shall be delivered electronically pursuant to this Agreement substantially in the form attached hereto as Exhibit D (or in such other form as may be reasonably acceptable to KRECM and the
Subservicer).
"Transfer Instructions": The instructions and process for transferring certain of the servicing responsibilities to the Subservicer, as set forth on Exhibit H.
"Trust": The trust created by each PSA.
Section 1.02.
Interpretative Matters.
For purposes of this Agreement, and except as otherwise expressly provided in this Agreement, all references in this Agreement to "KRECM" and all references to any compensation, fees, or other amounts payable to or by KRECM, any rights, duties or obligations of KRECM, or otherwise, shall be references to KRECM solely in its capacity as master servicer under the related PSA. Notwithstanding anything to the contrary in this agreement, the Subservicer shall not be entitled to receive any portion of any compensation, fee or other amount that is payable to the Special Servicer under any Securitization
Servicing Agreement or otherwise. Subservicer's servicing duties and obligations with respect to a specific Mortgage Loan shall be performed in accordance with the related PSA unless otherwise set forth in this Agreement.
ARTICLE II.
RETENTION AND AUTHORITY OF SUBSERVICER
Section 2.01.
Servicing Standard; Commencement of Servicing Responsibilities.
KRECM hereby engages the Subservicer to perform, and the Subservicer hereby agrees to perform, the servicing duties and obligations of the master servicer under each PSA with respect to the
Mortgage Loans, beginning on the Effective Date and continuing throughout the term of, subject to the
Relevant Servicing Criteria, and otherwise upon and subject to the terms, covenants and provisions of, this Agreement. The Subservicer shall service and administer each Mortgage Loan in accordance with the applicable "Servicing Standard" or "Accepted Servicing Practices" as set forth in each applicable
PSA. The above-described servicing standards are collectively referred to in this Agreement as
"Accepted Subservicing Practices."
Section 2.02.
Subcontractors and Vendors.
The Subservicer shall have full power and authority to enter into one or more agreements with
Affiliates, subcontractors, vendors or other third parties for the performance of inspections, monitoring insurance and/or taxes, financial statement collection calls, UCC Financing Statements, appraisals, flood certifications, imaging, defeasance, satisfactions and legal; provided that the Subservicer may engage third parties for the underwriting of assumptions and modifications on a case-by-case basis, upon approval of KRECM. Subservicer shall remain obligated and liable to KRECM for performing all such delegated duties in accordance with this Agreement without diminution of such obligation or liability by virtue of such delegation. The Subservicer shall be obligated to pay all fees and expenses of any
Affiliates, subcontractors, vendors or other third parties out of its subservicing fee amounts.
Section 2.03.
Authority of Subservicer.
(a)
Except as otherwise provided in this Agreement and subject to the terms of this
Agreement and KRECM's limitations of authority as master servicer under the applicable PSA, in performing its obligations under this Agreement, the Subservicer shall have full power and authority to take any and all actions in connection with such obligations that it deems necessary or appropriate;
provided, however, that the Subservicer shall not take any of the following actions (each, a "Restricted
Servicing Action") with respect to any Mortgage Loan without receiving the prior written consent of
KRECM:
(i)
granting or withholding consent to, or the performance of, any defeasance of a
Mortgage Loan in accordance with the applicable PSA;
(ii)
any consent, modification, waiver, amendment of, or with respect to, any
Mortgage Loan, whether or not material, including but not limited to any forgiveness of principal, any change in the amount or timing of any payment of principal or interest, maturity, extension rights or prepayment provisions or the substitution, full or partial release or addition of any collateral for any Mortgage Loan or the waiver of any late fees to the extent permitted in the applicable PSA, provided, however, that Subservicer may waive late fees without the prior written consent of KRECM if (A) the related Borrower has had a clean payment history since
KRECM has been the master servicer of the Mortgage Loan, no additional consents are required and there are no outstanding compliance matters or funds due or (B) the related Borrower has previously received only one late fee waiver with an otherwise clean payment history and the
Borrower signs up for auto-debit;
(iii)
granting or withholding consent to any transfer of ownership of a Mortgaged
Property or any transfer of any interest in any Borrower or any owner of a Mortgaged Property
(including entering into any assumption agreement in connection therewith);
(iv)
granting or withholding consent to any request for approval to encumber a
Borrower or Mortgaged Property with subordinate or other financing or to encumber any interest in any Borrower or any owner of a Mortgaged Property with mezzanine financing;
(v)
any action to initiate, prosecute and manage foreclosure proceedings or other legal proceedings related thereto in connection with any Mortgage Loan;
(vi)
with respect to any Mortgage Loan that is an ARD Mortgage Loan, after its
Anticipated Repayment Date, taking any enforcement action (other than requests for collection)
for the payment of, or the waiver of all or any portion of, the accrued Excess Interest;
(vii)
any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any Mortgaged Property, or any termination or change, or consent to the termination or change, of the franchise affiliation with respect to any hospitality property that in whole or in part constitutes any Mortgaged Property;
(viii)
approving or granting any consent to leasing activity (including any subordination, non-disturbance and attornment agreement) with respect to any Mortgaged
Property (but not including confirmations that a lease does not require consent), provided, however, if the consent of any third party other than the Master Servicer, KRECM, is not required under the PSA, then Subservicer may approve or consent, without KRECM's prior written consent, to a borrower's requested leasing activity (including but not limited to approving the execution, termination or renewal of the applicable lease, subordination, non-disturbance and attornment agreement and/or other related documents);
(ix)
granting any consent to any request by a Borrower for approval to modify its organizational documents, excluding any amendments by the Borrower to modify its organizational documents in connection with any permitted transfers not requiring Lender's consent, as determined in consultation with counsel; or
(x)
any determination with respect to a Mortgage Loan as to whether a default has occurred under the related Mortgage Loan documents by reason of any failure on the part of the related Borrower to maintain insurance policies in accordance with the loan documents or
Subservicer's standard requirements.
With respect to any Restricted Servicing Action which under the applicable PSA is to be performed exclusively by the Special Servicer, the Subservicer shall deliver to KRECM the related Borrower's request therefor and any other documents or information related thereto in its possession or otherwise reasonably requested by KRECM and the Subservicer shall not have any obligation to process such request or to obtain any consent or approval from the Special Servicer. With respect to any
Restricted Servicing Action which under the applicable PSA is to be performed by KRECM, the
Subservicer shall not perform such action without obtaining the prior written consent of KRECM (which consent (x) may be in the form of an asset business plan approved in writing by KRECM and (y) shall be subject to the prior approval of the Special Servicer, any required Certificateholder, the Rating Agencies and any other Person if so required under the applicable PSA, which approvals shall be requested by
KRECM).
(b)
Regardless of whether the consent or approval of KRECM is required pursuant to this
Agreement, the Subservicer shall take or refrain from taking any action that KRECM directs in writing and relates to the Subservicer's obligations under this Agreement; provided, however, that the
Subservicer shall not be obligated to take or refrain from taking any such action to the extent that the
Subservicer determines in its reasonable discretion that taking or refraining from taking such action may cause (i) a violation of applicable laws, court orders or restrictive covenants with respect to any Mortgage
Loan or Mortgaged Property or (ii) a violation of any term or provision of the related Mortgage Loan documents.
ARTICLE III.
SERVICES TO BE PERFORMED
Section 3.01.
Services as Subservicer.
With respect to each Mortgage Loan, the Subservicer shall, in accordance with Accepted
Subservicing Practices and subject to supervision by KRECM as set forth in this Agreement, perform the following servicing activities on behalf of KRECM as primary servicer, as follows:
(a)
The Subservicer shall, subject to the limitations and restrictions on its authority otherwise set forth in this Agreement and the PSAs, perform the duties and obligations with respect to the Mortgage
Loans that KRECM is required to perform under the PSAs as modified, clarified or more specifically stated as follows:
(i)
the Subservicer shall file a Uniform Commercial Code Financing Statement amendment continuing the effectiveness of each UCC Financing Statement filed with respect to each Mortgage Loan within six (6) months before (and not later than three (3) months before) the expiration of the five year period of effectiveness of such UCC Financing Statement, and shall deliver monthly reports of such UCC Financing Statement amendments to KRECM;
(ii)
the Subservicer shall provide KRECM with notice of any communication by the
Borrower with respect to any related letter of credit provided by such Borrower;
(iii)
the Subservicer shall have no obligation to make principal and interest advances or Servicing Advances; provided that to the extent that KRECM retained the responsibility to make T&I Advances under the respective PSA, KRECM hereby delegates this responsibility to
Subservicer. In the event that Subservicer determines that such T&I Advance is necessary, the
Subservicer shall make the T&I Advance as and when required. For each T&I Advance made by
Subservicer, Subservicer shall have the right to reimburse itself from funds collected from the applicable borrower, as permitted under the applicable PSA and the Subservicer shall be entitled to interest on any T&I Advance made with respect to a Mortgage Loan. Such interest ("Advance
Interest") shall accrue at the "prime rate" published in the "Money Rates" section of The Wall

Street Journal, as such "prime rate" may change from time to time, commencing from the date on which such T&I Advance was made to the Business Day on which the Subservicer is reimbursed for such T&I Advance pursuant to this Agreement. In the event that Subservicer is unable to reimburse itself for a T&I Advance with Advance Interest by the fifth (5th) business day of the following month, Subservicer will send an invoice for advances and Advance Interest to KRECM for reimbursement. Within two (2) business days after KRECM's receipt of a written request from Subservicer, KRECM will remit advance funds and Advance Interest to Subservicer. As
Subservicer receives funds from the borrower to repay the advance, Subservicer will, upon monthly investor reporting remittance, remit collected advance funds to KRECM. All T&I
Advance reimbursement notices delivered by Subservicer to KRECM or delivered by KRECM to
Subservicer shall state the applicable loan servicing number, applicable escrow bucket and T&I
Advance amounts due and owing;
(iv)
with respect to each Mortgage Loan, the Subservicer shall, consistent with
Accepted Subservicing Practices and the Task List, monitor the related Borrower's insurance obligations in accordance with PSA and the related Mortgage Loan documents, and in the event a
Borrower fails to maintain such insurance, the Subservicer shall promptly (A) notify KRECM in writing of such Borrower's failure to maintain such insurance and whether or not such insurance is required by the terms of the related Mortgage Loan documents, and (B) deliver to KRECM all documents and other information in Subservicer's possession, and any additional information reasonably requested by KRECM, to assist KRECM in determining, among other things, whether or not such insurance is available at commercially reasonable rates; provided that the Subservicer shall not be required to maintain insurance coverage on any Mortgaged Property and KRECM shall notify the Subservicer of such determination within ten (10) Business Days after KRECM's receipt of such request, notice or other requested information or KRECM shall be deemed to have approved force placed insurance coverage unless such action requires third party approval, in which case, the consent of KRECM and the third party is required; and (C) with the consent (or deemed consent) of KRECM and consistent with the Task List administer for forced place insurance as required by the applicable PSA;
(v)
the Subservicer shall establish a collection account (the "Subservicer Collection
Account") meeting all of the requirements of the collection account or certificate account (or such other similar term) maintained by KRECM under the applicable PSA for each Trust and shall deposit into the related Subservicer Collection Account, payments received from a Borrower or any other source as required pursuant to the applicable PSA; provided that any withdrawals from the Subservicer Collection Account shall be made only as specifically authorized under this
Agreement;
(vi)
the creation of any Account shall be evidenced by a certification substantially in the form attached hereto as Exhibit E, and a copy of any such certification shall be delivered to
KRECM on or prior to the Effective Date and thereafter upon any transfer of such Account;
provided that Subservicer shall establish all Accounts related to Non-Moody's CMBS
Transactions at KeyBank National Association, so long as KeyBank National Association is an eligible depository institution under the related PSA;
(vii)
the Subservicer may invest the funds in each Subservicer Collection Account and the Servicing Accounts related to Moody's CMBS Transactions in one or more Permitted
Investments on the same terms as KRECM may invest funds in the collection account or certificate account and the related servicing accounts under the applicable PSA, and subject to the same restrictions and obligations regarding maturity dates, gains, losses, possession of Permitted
Investments and Permitted Investments payable on demand;

(viii)
Section 3.03 of this Agreement shall control with respect to the Subservicer's obligation to maintain a fidelity bond and errors and omissions insurance policy that satisfies the requirements of PSA;
(ix)
Section 4.01 of this Agreement shall control with respect to the servicing fees and additional servicing compensation the Subservicer may retain;
(x)
The Subservicer shall, within forty (40) days after the Effective Date, deliver to
KRECM written evidence of each notification to any related ground lessor that such Mortgage
Loan has been transferred into the Trust. KRECM and the Subservicer, as applicable, shall deliver to the other party within two (2) Business Days after receipt any notices of default under any ground lease that KRECM or the Subservicer, as applicable, receives; and
(xi)
except as otherwise set forth in this Agreement, all notices, information, reports, certifications, consents, and other documentation that are required under any PSA to be provided by KRECM to, or obtained by KRECM from, the Trustee, custodian, the Depositor, the certificate administrator, any mortgage loan seller, the initial purchasers, the guarantor, the 17g-5
Information Provider if applicable, any Rating Agency, the applicable Certificateholders, the
Special Servicer, any other party to the applicable PSA or any other Person shall be provided by the Subservicer to KRECM only (or as otherwise directed by KRECM) within the time set forth in this Agreement (or if no such time is set forth, within one (1) Business Day prior to the date on which KRECM is required to deliver such item to the applicable Person); provided, however, to the extent the Subservicer is required to provide any of the foregoing directly to any such third party, including the document custodian, pursuant to this Agreement, the Subservicer shall forward original documents/closing binders to the document custodian and electronic copies to any other third party. Additionally, Subservicer shall provide KRECM with electronic copies through the web services feed. KRECM and Subservicer hereby agree that Subservicer may directly request, and receive, from the document custodian electronic copies of any pertinent loan or transaction level documents.
(b)
The Subservicer shall promptly notify KRECM in writing of all material collection and customer service issues and furnish KRECM with copies of all written communications regarding such issues between the Subservicer and any Borrower or any third party in connection with the Subservicer's obligations under this Agreement.
(c)
The Subservicer shall perform principal prepayments in accordance with the Task List.
The Subservicer shall, (i) not later than five (5) Business Days after its receipt of any such request or notice, deliver to KRECM a payoff statement calculated by the Subservicer with respect to such principal prepayment setting forth the amount of the principal prepayment, the aggregate interest accrued thereon, the rates used, the date of such rates, and the other fees or expenses to be paid by the Borrower; and (ii)
deliver to KRECM and a copy to AMS Real Estate Services for any loan with a calculated yield maintenance charge, all documents and other information in Subservicer's possession, and any other information reasonably requested by KRECM, or AMS Real Estate Services, to verify the Subservicer's calculations. KRECM shall respond within five (5) Business Days after receipt of such requests, notices or other requested information or KRECM shall be deemed to have approved the Subservicer's calculations unless such action requires third party approval, in which case, the consent of KRECM and the third party is required. If the Subservicer accepts any principal prepayment, then it shall (pursuant to wiring instructions from KRECM) remit such principal prepayment to KRECM on the Subservicer
Remittance Date.

(d)
If the Subservicer causes any voluntary prepayment interest shortfall with respect to any principal prepayment resulting in an obligation by KRECM to make a payment in respect of any prepayment interest shortfall under the applicable PSA, then the Subservicer shall, on the Subservicer
Remittance Date following such breach, remit to the Trust the amount of such prepayment interest shortfall required to be paid by KRECM under the applicable PSA. Any payment by the Subservicer of such prepayment interest shortfall shall not be construed to constitute a waiver or cure of a Subservicer
Event of Default.
(e)
The Subservicer shall promptly notify KRECM in writing upon obtaining actual knowledge or receipt of notice from a Borrower of the occurrence of any event that the Subservicer has determined may cause a Mortgage Loan to become a specially serviced Mortgage Loan pursuant to the requirements in the applicable PSA. The final determination as to whether a Mortgage Loan has become a specially serviced loan shall be made by KRECM and KRECM shall promptly notify the Subservicer of its determination.
(f)
With respect to all servicing responsibilities of KRECM under the applicable PSA that are not being performed by the Subservicer under this Agreement, the Subservicer shall promptly notify
KRECM in writing of (and in any event, within one (1) Business Day after) its receipt of notice thereof or a request therefor and shall reasonably cooperate with KRECM to facilitate the timely performance of such servicing responsibilities, including the REMIC provisions of the applicable PSA.
(g)
No later than the last day of each calendar month, the Subservicer shall deliver to
KRECM a statement prepared by the Subservicer setting forth the status of the Subservicer Collection
Account as of the close of business on the Determination Date in such month (together with a copy of the most recent monthly bank reconciliation statement received by the Subservicer with respect to the
Subservicer Collection Account) and showing the aggregate amount of deposits into and withdrawals from the Subservicer Collection Account since the preceding Determination Date for each category of deposit specified in the applicable PSA Section and each category of withdrawal specified in the applicable PSA.
(h)
Not later than 2:00 p.m. (New York City time) one (1) Business Day after each
Determination Date, beginning in the month following the Effective Date, the Subservicer shall prepare and deliver or cause to be delivered to KRECM, in an electronic form, (i) the CREFC Loan Periodic
Update File, the CREFC Property File, the CREFC Financial File, the CREFC Delinquent Loan Status
Report, the CREFC Historical Loan Modification and Corrected Mortgage Loan Report, the CREFC
Loan Level Reserve/LOC Report, the CREFC Comparative Financial Status Report, the CREFC Servicer
Watch List and, (ii) to the extent required to be delivered by KRECM under the PSA, any other file or report that may from time to time be recommended by the CREFC for commercial mortgage-backed securities transactions generally (substantially in the form of, and containing the information called for in, the downloadable form of such file or report then-available on the CREFC Website) and requested in writing by KRECM, in each case providing the most recent information with respect to the Mortgage
Loans as of the close of business on the related Determination Date (and which, in each case, if applicable, will identify each Mortgage Loan by loan number and property name). Delivery of any of the foregoing shall be deemed satisfied at the time such file or report is posted to Subservicer's website
InvestorView, or such other website as the Subservicer may notify KRECM in writing; provided that the
Subservicer shall notify KRECM in writing or electronically immediately upon the posting of any such file or report to the Subservicer's website.
(i)
Commencing with the calendar quarter following the Effective Date, the Subservicer shall use its reasonable efforts to obtain quarterly and annual operating statements, budgets and rent rolls with respect to each of the Mortgage Loans, and quarterly and annual financial statements of each related

Borrower, which efforts shall include sending a letter to such Borrower each quarter (followed up with telephone calls) requesting such quarterly and annual operating statements, budgets, rent rolls and financial statements by no later than the timeframe set forth in the applicable PSA for KRECM to deliver such information, whether or not delivery of such items is required pursuant to the terms of the related
Mortgage Loan documents, but to the extent such action is consistent with applicable law, the terms of such Mortgage Loans and Accepted Subservicing Practices. Upon KRECM's written request, the
Subservicer shall deliver copies of all of the foregoing items so collected in an imaged PDF format, Excel format, or such other format reasonably acceptable to KRECM and the Subservicer within twenty-five
(25) days after the Subservicer's receipt of such items together with the CREFC Operating Statement
Analysis Report and CREFC NOI Adjustment Worksheet.
(j)
After the Effective Date, the Subservicer shall maintain a CREFC Operating Statement
Analysis Report and CREFC NOI Adjustment Worksheet with respect to each Mortgaged Property. The
Subservicer shall deliver electronically to the requisite parties designated to receive the information from
KRECM under the applicable PSA and KRECM the CREFC Operating Statement Analysis Report and
CREFC NOI Adjustment Worksheet, as required by and in the timeframes set forth in the PSA.
(k)
The Subservicer shall determine and analyze financial ratios and perform other financial analysis required under the CREFC reporting guidelines (including the preparation of related comments under such guidelines) and deliver to KRECM all reports summarizing such analysis based upon the property operating statements with respect to the related Mortgaged Property and the financial statements of the related Borrower and each related guarantor collected by the Subservicer pursuant to PSA, which reports shall be in the forms required under this Agreement.
(l)
Each month by 2:00 p.m. (New York City time) on the Subservicer Remittance Date, the
Subservicer shall remit to KRECM, pursuant to wiring instructions from KRECM, all amounts received for such collection or due period by the Subservicer with respect to the Mortgage Loans on or before the close of business on the Business Day immediately preceding such Subservicer Remittance Date. In addition, the Subservicer shall remit to KRECM within one (1) Business Day after receipt any delinquent payments on the Mortgage Loans received by the Subservicer and any related Penalty Charges. Each of the foregoing remittances of funds shall be accompanied by a Remittance Report.
(m)
On the Subservicer Remittance Date, the Subservicer shall remit to KRECM (pursuant to wiring instructions from KRECM) any whole or partial balloon payments, principal prepayments, prepayment premiums, yield maintenance charges, liquidation proceeds, insurance proceeds and condemnation proceeds, and any interest thereon, together with a Remittance Report, provided however, that upon request from KRECM, if Subservicer receives liquidation proceeds for a specially serviced
Mortgage Loan or any whole or partial balloon payments, principal prepayments, prepayment premiums, yield maintenance charges and any interest thereon received in the prior Due Period and remitted to the
Trust by KRECM in that Due Period, Subservicer shall remit the liquidation proceeds or such other funds previously remitted within one (1) Business Day after funds are posted to the borrower record.
(n)
After the Effective Date, the Subservicer shall prepare or have prepared, and deliver electronically to the requisite parties designated to receive the information from KRECM under the applicable PSA and KRECM a Property Inspection Report for each inspection performed by it or on its behalf by a third party, in each case as required by and in the timeframes set forth in the applicable PSA.
(o)
The Subservicer shall provide KRECM with such reports and other information (in the
Subservicer's possession or to the extent readily obtainable and as reasonably requested by KRECM and in an electronic format reasonably acceptable to KRECM) with respect to the servicing of the Mortgage
Loans by the Subservicer under this Agreement in order for KRECM to perform its duties under the PSA.

(p)
Within fifteen (15) days following the end of each calendar quarter, the Subservicer shall prepare and deliver to KRECM the Tax, Insurance, UCC and Letter of Credit Certification in the form attached hereto as Exhibit D.
(q)
KRECM shall provide a copy of any loan purchase agreements to the Subservicer. The
Subservicer shall notify KRECM in writing within five (5) Business Days after the Subservicer discovers or receives notice alleging a Defect. The Subservicer shall promptly provide to KRECM a copy of any written repurchase request received by the Subservicer and such other information in the possession of the
Subservicer reasonably requested by KRECM to fulfill its obligations under the applicable PSA.
(r)
Following receipt of any Borrower Paid Fees, the Subservicer shall promptly (and in any case, no later than one (1) Business Day after receipt of available funds) remit to KRECM any such
Borrower Paid Fees.
(s)
The Subservicer shall promptly notify KRECM if the Subservicer becomes an Affiliate of the related Trustee.
(t)
Without limiting, and where applicable in addition to, the duties and obligations with respect to the Mortgage Loans otherwise described in this Agreement, the Subservicer shall perform the servicing actions described on the Task List.
(u)
If a Mortgage Loan becomes a specially serviced Mortgage Loan pursuant to the related
PSA and the related PSA does not require that servicing under this Agreement be terminated with respect to such Mortgage Loan upon such Mortgage Loan becoming a specially serviced Mortgage Loan, the
Subservicer shall continue to receive payments (and apply such funds as directed by KRECM or the related special servicer), update payment records, file UCC Financing Statements, monitor tax amounts due, and monitor insurance coverage with respect to each such specially serviced Mortgage Loan and shall provide KRECM or the special servicer with any information reasonably required by KRECM or the special servicer to perform its duties under the related PSA, but the Subservicer shall take no other actions with respect to such specially serviced Mortgage Loan unless expressly directed in writing by KRECM or the special servicer. Subservicer will be responsible for all communications with any special servicer under the related PSA. If an inquiry on a specially serviced Mortgage Loan requires the review or consent of KRECM, Subservicer shall forward such request to KRECM for review/consent/denial/modification and will coordinate the delivery of such consent/denial/modification to the special servicer, if applicable.
If permitted or not prohibited by the related PSA, upon a specially serviced Mortgage Loan becoming a
"corrected" or "performing" Mortgage Loan, KRECM shall promptly notify the Subservicer of such change and the Subservicer shall resume its servicing obligations and duties required pursuant to this
Agreement. If any amounts payable to the Subservicer are not paid because there are not sufficient amounts received with respect to such Mortgage Loan at any time, all such amounts shall accrue and remain payable to the Subservicer from any amounts, if any, that are subsequently received with respect to such Mortgage Loan.
Section 3.02.
Portfolio Manager.
(a)
The Subservicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from KRECM and to provide assistance to KRECM consistent with KRECM's supervisory authority over the Subservicer under this Agreement.
(b)
KRECM shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Subservicer and to provide to the Subservicer information,

materials and correspondence relating to the Mortgage Loans and the related Borrowers which may be necessary or appropriate to enable the Subservicer to perform its obligations under this Agreement.
Section 3.03.
Maintenance of Errors and Omissions and Fidelity Coverage.
The Subservicer shall obtain and maintain with Qualified Insurers, at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering all of the Subservicer's officers, employees and agents acting on behalf of the Subservicer in connection with its activities under this Agreement and that satisfies the fidelity bond and errors and omissions insurance policy requirements under the PSAs. The Subservicer shall deliver or cause to be delivered to KRECM a certificate of insurance or other evidence of such fidelity bond and insurance within thirty (30) days of the Effective Date and thereafter (i) within ten (10)
Business Days after each renewal thereof, (ii) if not delivered in any calendar year pursuant to clause (i), then upon each anniversary of the Effective Date, and (iii) from time to time upon KRECM's reasonable request. Such fidelity bond and errors and omissions policy shall provide that it may not be canceled without twenty (20) days' prior written notice to the KRECM. The Subservicer shall (i) furnish to
KRECM copies of all binders and policies or certificates evidencing that such fidelity bond and errors and omissions insurance policy are each in full force and effect, and (ii) promptly report or cause its insurer(s)
to report in writing to KRECM any termination of or any material changes to the Subservicer's fidelity bond or errors and omissions insurance policy.
Section 3.04.
Delivery and Possession of Servicing Files.
The parties acknowledge that KRECM did previously have possession of or control over, the
Subservicing Files. KRECM shall on the Effective Date, transfer to the Subservicer electronically each of the servicing files relating to the Mortgage Loans in accordance with the Transfer Instructions. Upon receipt, the Subservicer shall acknowledge possession of the Subservicing Files. The contents of each
Subservicing File are and shall be held in trust by the Subservicer for the benefit of the Trust as the owner thereof; the Subservicer's possession of the contents of each Subservicing File is for the sole purpose of servicing the related Mortgage Loan; and such possession by the Subservicer shall be in a custodial capacity only. The Subservicer shall release its custody of the contents of any Subservicing File only in accordance with written instructions from KRECM, and upon request of KRECM, the Subservicer shall deliver to KRECM the requested Subservicing File or an electronic copy (in a format reasonably acceptable to KRECM) of any document contained therein. In addition, KRECM shall also complete the
Subservicer's standard electronic data transfer template for each Mortgage Loan and provide such electronic data transfer template to Subservicer on the Effective Date to enable the Subservicer to board the Mortgage Loans to its servicing system.
Section 3.05.
Financial Statements of the Subservicer.
The Subservicer shall deliver to KRECM quarterly and annual financial statements of the
Subservicer and its subsidiaries for its last complete fiscal quarter or year, as applicable. All such financial statements shall be prepared in accordance with Generally Accepted Accounting Principles consistently applied, and shall fairly present the pertinent results of (i) operations for such quarter or year, as applicable, (ii) the financial position at the end of such quarter or year, as applicable, and (iii) changes in financial position with respect to the Subservicer's last complete fiscal quarter or year, as applicable.
KRECM shall enter into a confidentiality agreement with the Subservicer to keep any nonpublic information that is provided by the Subservicer to KRECM pursuant to this Section 3.05 confidential.
Section 3.06.
Exchange Act Reporting and Regulation AB Compliance.

(a)
Intent of the Parties. The parties hereto acknowledge and agree that the purpose of this
Section 3.06 is, among other things, to facilitate compliance with the provisions of Regulation AB and related rules and regulations of the Commission and the applicable PSA requirements related thereto. The
Subservicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by KRECM for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Subservicer shall cooperate fully with KRECM, the Depositor and the party designated in the applicable PSA to file the
Commission's reports (which may be the Trustee or the Certificate Administrator) to deliver or make available to them (and any of their respective assignees or designees) any and all statements, reports, certifications, records and any other information in its possession and (as determined by KRECM, the
Depositor or the party designated in the applicable PSA to file the Commission's reports, as applicable)
necessary to permit KRECM, the Depositor and the party designated in the applicable PSA to file the
Commission's reports to comply with the provisions of Regulation AB and the applicable PSA, together with such disclosures relating to the Subservicer or the servicing of the Mortgage Loans reasonably believed by KRECM or the Depositor, as applicable, to be necessary in order to effect such compliance.
On or after the Effective date, but no longer than thirty (30) days after the Effective Date, KRECM shall provide all notices and documentation required under the related PSA to inform the PSA parties that the
Subservicer has been appointed and shall provide Regulation AB reports, as provided herein. KRECM shall inform the Subservicer as to whether the Trust has filed the requisite documentation to suspend its reporting obligations under the Exchange Act.

(b)
Information to be Provided by the Subservicer.
(i)
The Subservicer shall, for so long as the applicable Trust is subject to the reporting requirements of the Exchange Act, promptly following written notice to or discovery by the Subservicer, (A) notify KRECM in writing of (I) any material litigation or governmental proceedings pending against the Subservicer that, in such case, would be material to the

Certificateholders and (II) any affiliations or relationships that develop following the Effective
Date between the Subservicer and any other Person with respect to the applicable Trust, and (B)
provide to KRECM or the Depositor a description of such proceedings, affiliations or relationships.
(ii)
For so long as the applicable Trust is subject to the reporting requirements of the
Exchange Act, in connection with the succession to the Subservicer as subservicer under this
Agreement by any Person, the Subservicer shall provide to KRECM, at least 30 days prior to the effective date of such succession, (x) written notice to KRECM of such succession and (y) in writing and in form and substance reasonably satisfactory to KRECM, all information reasonably requested by KRECM or the Depositor in order to comply with its reporting obligations under the applicable PSA (including any report under Item 6.02 of Form 8-K).
(iii)
If, during any year the applicable Trust is subject to the reporting requirements of the Exchange Act, the Subservicer appoints a servicer that constitutes a "servicer" contemplated by Item 1108(a)(2) of Regulation AB, then the Subservicer shall cause such servicer, in connection with its acceptance of such appointment, to provide KRECM, the Depositor and the party designated in the applicable PSA to file the Commission's reports (which may be the
Trustee or the Certificate Administrator) with such information regarding itself, its business and operations and its servicing experience and practices, as is required to be reported by the
Depositor pursuant to Item 6.02 of Form 8-K.
(iv)
The Subservicer acknowledges and agrees that the information to be provided by it (or by any Servicing Function Participant acting on its behalf hereunder) pursuant to or as contemplated by this Section 3.06 is intended to be used in connection with the preparation of any reports required by the Exchange Act with respect to the applicable Trust.
(c)
Additional Obligations. Without limiting any other provision of this Section 3.06, the
Subservicer shall (i) observe and perform any obligation applicable to a "Servicing Function Participant"
set forth in the applicable PSA, (ii) reasonably cooperate with KRECM, the Depositor and the party designated in the applicable PSA to file the Commission's reports (which may be the Trustee or the
Certificate Administrator) in connection with the such party's efforts to satisfy the applicable Trust's reporting requirements under the Exchange Act, and (iii) if the Subservicer is terminated or resigns pursuant to the terms of this Agreement, provide the reports (annual or otherwise) and other information required by this Section 3.06 with respect to the period of time that the Subservicer was subject to this
Agreement.
(d)
Additional Filing Disclosures.
(i)
Additional Form 10-D Disclosures. For so long as th applicableTrust is subject to the reporting requirements of the Exchange Act, the Subservicer shall, within one (1) day after the related Distribution Date, provide to KRECM, the Depositor and the party designated in the applicable PSA to file the Commission's reports (which may be the Trustee or the Certificate

Administrator), to the extent known by the Subservicer or a Servicing Officer thereof (other than information contemplated by Item 1117 or Item 1119 of Regulation AB, which shall be reported if known by any Servicing Officer, any lawyer in the in-house legal department or any senior manager of the Subservicer), in EDGAR-compatible form (or in such other format as otherwise agreed upon by the Subservicer and KRECM, the Depositor or the party designated in the applicable PSA tp file the Commission's reports), any additional Form 10-D disclosure required under the applicable PSA, as applicable to KRECM, together with an additional disclosure notification as required under the applicable PSA.

(ii)
Additional Form 10-K Disclosures. For so long as the applicable Trust is subject to the reporting requirements of the Exchange Act, the Subservicer shall, no later than March 1
(with no grace period) of each year (commencing in 2013), provide to KRECM, the Depositor and the party designated in the applicable PSA to file the Commission's reports (which may be the Trustee or the Certificate Administrator), to the extent known by the Subservicer or a
Servicing Officer thereof (other than information contemplated by Items 1117 and 1119 of
Regulation AB, which shall be reported if known by any Servicing Officer, any lawyer in the in-
house legal department or any senior manager of the Subservicer), in EDGAR-compatible format
(or in such other format as otherwise agreed upon by the Subservicer and KRECM, the Depositor or the party designated in the applicable PSA to file the Commission's reports), any additional
Form 10-K disclosure required under the applicable PSA, as applicable to KRECM, together with an additional disclosure notification as required under the applicable PSA.

(iii)
Form 8-K Disclosure Information. For so long as any Trust is subject to the reporting requirements of the Exchange Act, the Subservicer shall, no later than noon (New York
City time) on the first (1st) Business Day after the occurrence or a Reportable Event requiring disclosure under Form 8-K, provide to KRECM, the Depositor and the party designated in the applicable PSA to file the Commission's reports (which may be the Trustee or the Certificate
Administrator), to the extent known by the Subservicer or a Servicing Officer thereof (other than information contemplated by Item 1117 of Regulation AB, which shall be reported if known by any officer of the Subservicer), in EDGAR-compatible format (or in such other format as otherwise agreed upon by the Subservicer and KRECM, the Depositor or the party designated in the applicable PSA to file the Commission's reports), any Form 8-K disclosure information as required under the applicable PSA, as applicable to KRECM, together with an additional disclosure notification as required under the applicable PSA. Without limiting the foregoing, the
Subservicer shall promptly notify KRECM, but in no event later than noon on the (1st)

Business Day after its occurrence, of any Reportable Event (or such similar term used under the applicable PSA) of which it has knowledge.
(iv)
Upon the request of KRECM, the Depositor or the party designated in the applicable PSA to file the Commission's reports (which may be the Trustee or the Certificate
Administrator), the Subservicer shall promptly provide to the requesting party any information in its possession as is necessary or appropriate for such party to prepare fully and properly any report required under the Exchange Act with respect to the Trust in accordance with the
Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.
(v)
The Subservicer shall promptly provide to KRECM a written description (in form and substance satisfactory to KRECM) of the role and function of each subcontractor that is a Servicing Function Participant (pursuant to Item 1108(a)(2) of Regulation AB) utilized by the
Subservicer, specifying (A) the identity of such subcontractor, and (B) which elements of the
Servicing Criteria will be addressed in assessments of compliance provided by each such subcontractor. The Subservicer shall cause any subcontractor determined to be a Servicing

Function Participant to comply with the provisions of this Section 3.06 to the same extent as if such subcontractor were the Subservicer. The Subservicer shall obtain from each such subcontractor and deliver to KRECM any assessment of compliance report and related accountant's attestation required to be delivered by such subcontractor under this Section 3.06, in each case, as and when required to be delivered.
(e)
Sarbanes-Oxley Certification. The Subservicer shall deliver to KRECM, no later than
March 5 (or if such day is not a Business Day, then the immediately succeeding Business Day, with no cure period) of each year (commencing in 2013) in which any Trust is subject to the reporting requirements of the Exchange Act for the preceding fiscal year (and otherwise within a reasonable period of time upon request), a certification in the form attached hereto as Exhibit F (a "Performance
Certification"), on which KRECM and KRECM's officers, directors, members, managers, employees, agents and Affiliates (collectively, the "Certification Parties") can reasonably rely. The Subservicer shall, if it is terminated or resigns pursuant to the terms of this Agreement, provide a Performance
Certification to KRECM with respect to the period of time it was subject to this Agreement. Pursuant to the provisions in the applicable PSA, each Performance Certification shall include (x) a reasonable reliance statement by the Subservicer enabling the Certification Parties to rely upon each (i) annual compliance statement, (ii) annual report on assessment of compliance with the Servicing Criteria and
(iii) registered public accounting firm attestation report and (y) a certification that each such annual report on assessment of compliance discloses any material instances of noncompliance described to the
Subservicer's registered public accounting firm to enable such accountants to render the attestation.
(f)
Annual Compliance Statements. The Subservicer shall deliver to KRECM no later than
March 5 (or if such day is not a Business Day, then the immediately succeeding Business Day, with no cure period) of each year (commencing in 2013), an Officer's Certificate (in Microsoft Word, Microsoft
Excel or in such other reasonably requested format) stating, as to the signer thereof, that (i) a review of the Subservicer's activities during the preceding annual year or portion thereof and of the Subservicer's performance under this Agreement, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Subservicer has fulfilled all its obligations under this
Agreement, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. KRECM and the Depositor shall have the right to review the Officer's
Certificate and consult with the Subservicer as to the nature of any failures by the Subservicer.
(g)
Annual Reports on Assessment of Compliance with Servicing Criteria.
(i)
The Subservicer shall deliver to KRECM no later than March 5 (or if such day is not a Business Day, then the immediately succeeding Business Day, with no cure period) of each year (commencing in 2013), a report (in Microsoft Word, Microsoft Excel or in such other reasonably requested format) on an assessment of compliance with the Relevant Servicing
Criteria for the Trust's preceding fiscal year that contains (A) a statement by the Subservicer of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that the Subservicer used the Servicing Criteria to assess its compliance with the Relevant
Servicing Criteria, (C) the Subservicer's assessment of compliance with the Relevant Servicing
Criteria as of and for the period ending the end of the fiscal year of the Trust covered by the Form
10-K required to be filed pursuant to the applicable PSA (including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof), and (D) a statement that a registered public accounting firm has issued an attestation report on the Subservicer's assessment of compliance with the Relevant
Servicing Criteria as of and for such period. Each Regulation AB assessment of compliance and related attestation contemplated by Section 3.06(h) must be available for general use and may not contain restricted use language. KRECM and the Depositor shall have the right to review the report and consult with the Subservicer as to the nature of any material instance of noncompliance by the Subservicer with the relevant Servicing Criteria in the fulfillment of any of the Subservicer's obligations under this Agreement.
(ii)
Within three (3) Business Days prior to the end of each year for which any Trust is subject to the reporting requirements of the Exchange Act, commencing in December 2012, the
Subservicer shall deliver to KRECM the name and address of each Servicing Function Participant and subservicer engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant or subservicer. The Subservicer shall, when it delivers its report on assessment under Section
3.06(g)(i), to the extent received, deliver each report on assessment (and the related accountants'
attestation) of each Servicing Function Participant and subservicer engaged by it.
(h)
Annual Independent Public Accountants' Attestation. The Subservicer shall cause a registered public accounting firm that is a member of the American Institute of Certified Public
Accountant to, no later than March 5 (or if such day is not a Business Day, then the immediately succeeding Business Day, with no cure period) of each year (commencing in 2013), furnish a report to
KRECM for the preceding fiscal year to the effect that (i) it has obtained a representation regarding certain matters from the management of the Subservicer that includes an assessment from the Subservicer of its compliance with the Relevant Servicing Criteria and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public
Company Accounting Oversight Board, it is expressing an opinion as to whether the Subservicer's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding the Subservicer's assessment of compliance with the Relevant
Servicing Criteria. If an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such Regulation AB report must (i) be available for general use and not contain restricted use language and (ii) if required to be filed with the
Commission under applicable law, include the consent and authorization of such accounting firm for the filing of such report with the Commission. KRECM and the Depositor shall have the right to review the report and consult with the Subservicer as to the nature of any material instance of noncompliance by the
Subservicer with the Relevant Servicing Criteria in the fulfillment of any of the Subservicer's obligations under this Agreement.
To the extent the PSA expressly permits the master servicer to deliver a Uniform Single
Attestation Program for Mortgage Bankers ("USAP"), the Subservicer may elect, in its sole discretion, to provide a USAP report in lieu of a Regulation AB attestation. The Subservicer shall cause, a registered public accounting firm and that is a member of the American Institute of Certified Public Accountants to,
no later than March 5 (or if such day is not a Business Day, then the immediately succeeding Business
Day, with no cure period) of each year (commencing in 2013), furnish a certificate to KRECM, to the effect that such firm has examined the servicing operations of the Subservicer for the previous calendar year and that, on the basis of such examination conducted substantially in compliance with the USAP, such firm confirms that the Subservicer complied with the minimum servicing standards identified in
USAP, in all material respects, except for such exceptions or errors in records that, in the opinion of such firm, the USAP does not require it to report.
(i)
Exchange Act Reporting Indemnification.
(i)
The Subservicer shall indemnify and hold harmless each Certification Party, the
Depositor and the party designated in the PSA to file the Commission's reports (which may be the applicable Trustee or the Certificate Administrator) and their respective directors, officers,

members, managers, employees, agents and Affiliates and each other Person that controls any such entity within the meaning of either Section 15 of the Securities Act or Section 20 of the
Exchange Act (collectively, the "Indemnified Parties") from and against any liabilities, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses incurred by such Indemnified Party arising out of (i) any breach of its obligations under this Section 3.06 or (ii) negligence, bad faith or willful misconduct on its part in the performance of such obligations.
(ii)
If the indemnification provided for in this Section 3.06(i) is unavailable or insufficient to hold harmless any Indemnified Party, then the Subservicer shall contribute to the amount paid or payable to such Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Subservicer on the one hand and the Indemnified Party on the other in connection with a breach of the Subservicer's obligations under this Section 3.06 or the
Subservicer's negligence, bad faith or willful misconduct in connection therewith.
(j)
Amendments; Expenses; Subservicers. This Section 3.06 may be amended in writing, executed by the parties hereto for purposes of complying with or to conform to standards developed within the commercial mortgage-backed securities market, notwithstanding anything to the contrary contained in this Agreement. The Subservicer's obligations under this Section 3.06 shall be performed by it in all cases at its own expense.
Section 3.07.
Regulatory Oversight, Compliance and Privacy.
Any regulatory oversight or compliance request by KRECM shall not materially increase the obligations or materially impact the cost of servicing by the Subservicer beyond the duties and obligations of the Subservicer (without regard to the provisions in this Section 3.07) that are otherwise set forth in or required by this Agreement, the applicable PSAs, the Accepted Subservicing Practices, and laws and regulations applicable to the Subservicer; provided, however, that the Subservicer shall comply with all of its obligations in this Section 3.07, even if such compliance materially increases the
Subservicer's cost of servicing beyond the standard set forth in the preceding sentence, if KRECM agrees that it will reimburse the Subservicer for the Subservicer's actual increased costs of servicing caused directly by having to so comply.
(a)
The Subservicer understands and acknowledges that KRECM is subject to examination by certain regulatory agencies as may have regulatory authority over KRECM, including the OCC,
Federal Deposit Insurance Corporation, the Federal Reserve, and the Securities and Exchange
Commission. The Subservicer further understands and acknowledges that KRECM has informed
Subservicer that pursuant to OCC Bulletin 2001-47 (November 1, 2001), KRECM is required to and will engage in ongoing oversight of its relationship with Subservicer, including reviewing Subservicer's financial condition, compliance with privacy and laws and regulations, insurance coverage, and performance under this Agreement. Accordingly, the Subservicer agrees to permit, participate in, submit to, and reasonably cooperate with any examination or inquiry of the Subservicer or KRECM by KRECM or any such regulatory body or agency of KRECM and the Subservicer as KRECM's subservicer under this Agreement. Subject to the introductory paragraph to this Section 3.07, in connection with any examination or audit performed pursuant to this Section 3.07(a), Subservicer shall reasonably cooperate with KRECM to fix, mitigate or otherwise address any problems, findings, or concerns raised in any such examination or audit.
(b)
The Subservicer and KRECM agree to cooperate and share information, as permitted by
Applicable Requirements, with regard to the subservicing as set forth in this Agreement in order to comply with the laws regarding money laundering and terrorist financing applicable to each. Subservicer acknowledges that KRECM may perform certain of its anti-money laundering and Bank Secrecy Act
("AML/BSA") due diligence procedures during the term of this Agreement. The Subservicer agrees to provide data and information to KRECM, based on the services provided by Subservicer under this
Agreement, on a periodic basis with reasonable advance notice to Subservicer, in writing, as stated by the
KRECM to enable KRECM to perform its AML/BSA related activities.
(c)
In the event that, in performing the subservicing under this Agreement, the Subservicer identifies unusual and suspicious activity, the Subservicer agrees to promptly deliver to KRECM all relevant information through the methods developed for reporting possible fraud. KRECM shall determine in its sole discretion whether further action is required by law and shall notify Subservicer in writing of such determination. KRECM shall, at its sole cost and expense, take any such further action.
(d)
The Subservicer shall at all times have policies, procedures and internal controls that materially comply with the regulations administered by OFAC and shall provide KRECM with documentation of such policies, procedures and controls ("OFAC Program"). Upon KRECM's written request, Subservicer agrees to provide KRECM with periodic updates regarding the functionality and effectiveness of the OFAC Program, including but not limited to the most current OFAC testing results, regarding Subservicer's OFAC Program. Subservicer shall not knowingly perform any subservicing in material violation of the OFAC regulations. Subject to the introductory paragraph to this Section 3.07, in the event that the Subservicer's OFAC Program are deemed by KRECM to be insufficient or not in compliance with the minimum standards established by KRECM's AML Compliance Program, the
Subservicer shall promptly adopt any changes, enhancements, or modifications to its OFAC Program that
KRECM deems necessary.
The Subservicer, all of Subservicer's employees and any subcontractor performing servicing or supporting Subservicer activities under this Agreement, regardless of their location, shall be validated when hired by Subservicer to not be: (a) a Person that is listed in the annex to, or is otherwise subject to the prohibitions contained in, Executive Order No. 13224 on Terrorist Financing, effective September 24,
2001 (the "Executive Order") or OFAC regulations; and (b) on any list published and maintained by the government of the United States of America of Persons with whom any U.S. Person is prohibited from conducting business. Currently, the lists of such Persons or entities can be found on the following web site: The Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets
Control - Department of Treasury at http://www.ustreas.gov/offices/enforcement/ofac/sdn/. Subservicer shall conduct a review at least semi-annually of the lists mentioned above. Subservicer shall report to
KRECM immediately if the name of any Subservicer employee or sub-contracting entity matches the name of any person listed on any such lists and Subservicer does not otherwise reasonably determine that such employee or sub-contracting entity is not the same Person listed on any such list and shall take direction from KRECM with respect to the appropriate steps regarding blocking or freezing of funds and reporting to OFAC.
(e)
Without limiting the obligations of the parties as set forth herein, each of Subservicer and
KRECM acknowledges that each party retains responsibility to fulfill any and all compliance requirements and/or obligations that each party may have under the Bank Secrecy Act, the USA
PATRIOT Act, OFAC regulations, and other regulations implementing such Acts, as amended from time to time, with regard to the subservicing under this Agreement.
(f)
The Subservicer will have implemented and will maintain a business continuity plan and shall provide KRECM with a copy of the current Subservicer's "Business Continuity Plan - Executive
Summary and Plan Excerpt" (or similar document) Excerpt upon KRECM's written request. Should
Subservicer's business operations become disrupted or inoperative, Subservicer shall put into effect the
Business Continuity Plan. The business continuity plan shall include provisions for off-site backup of critical data files, software, documentation, forms and supplies as well as alternative means of transmitting and processing information. The business continuity plan will include the annual testing of such plan, to recover and provide for the recovery of critical services provided under this Agreement within twenty four (24) hours of Subservicer's declaration of a disaster or business interruption event.
Such testing plans will be formulated by the Subservicer business continuity team annually based on risk, application or function criticality and coverage, and shall be communicated to KRECM on a requested basis. Subservicer will provide to KRECM (so that KRECM may provide to any regulatory agencies), upon written request, a written test summary report of the test results. Subservicer will report to KRECM within a reasonable period of time after a disaster or business interruption event and related implementation of Subservicer's recovery plan, where such event may reasonably be expected to materially impact Subservicer's performance of its obligations under this Agreement.
(g)
The Subservicer warrants and covenant that is has implemented policies and procedures to protect personally identifiable information. The policies and procedures established shall allow
Subservicer to: (i) detect circumstances that indicate a risk of identity theft in accounts related to
KRECM; (ii) report circumstances of potential or actual identity theft of accounts related to KRECM; (iii)
take measures to contain and control an identity theft incident and prevent the circumstances from repeatedly occurring; and (iv) work with KRECM to mitigate any damages that may have resulted from an identity theft incident. The Subservicer shall notify KRECM within twenty-four (24) hours after the occurrence of any event described in sub-clauses (i)-(iv) above.
(h)
The Subservicer shall not (i) transmit personally identifiable information, including
Customer Information via any wireless technology, e-mail or the internet unless the connection is secure or the information is encrypted or (ii) store unencrypted personally identifiable information, including
Customer Information on any electronic device that is portable, and Subservicer will remove all personally identifiable information, including Customer Information from a device before redeploying or disposing of that device. Such electronic devices shall include, but not be limited to, a PDA, laptop or desktop computers. The Subservicer shall notify KRECM within twenty-four (24) hours after the occurrence of any event described in sub-clauses (i) or (ii) above.
(i)
The Subservicer shall maintain and store all Subservicing Files, any data tapes, records, electronic or imaged information and other similar information or data related to the Mortgage Loans within the United States. Any services performed by the Subservicer, or any third party on the
Subservicers behalf, outside of the United States shall be performed on or using a computer, terminal, software, or program commonly referred to as a "thin-client" or one that relies on a server or other computer maintained by Subservicer within the United States.
(j)
Each party shall comply with all federal and state laws, and rules and regulations of regulatory agencies, protecting the confidential information and privacy rights of KRECM, its customers and consumers, including, without limitation, Title V of the federal Gramm-Leach-Bliley Act and the federal Economic Espionage Act (18 U.S.C. Section 1831 et seq). The Subservicer will not directly or indirectly reuse or redisclose to any affiliate, or any unaffiliated entity or person, any confidential information, including but not limited to, any personally identifiable consumer information, provided by
KRECM under this Agreement for any purpose other than to perform the activities contemplated by this
Agreement. The obligations of this Section relative to maintaining the confidentiality and privacy of
KRECM's customers' confidential information shall survive indefinitely the termination of this
Agreement.
(k)
The Subservicer may receive or otherwise have access to "customer information" (as defined in Appendix B to 12 CFR - 30), in connection with providing services to KRECM pursuant to the terms of the Agreement. The Subservicer shall implement and maintain an appropriate security program for customer information designed to meet the following Objectives (as defined below) of the Interagency
Guidelines Establishing Standards for Safeguarding Customer Information pursuant to the authority of
Section 501(b) of the Gramm-Leach-Bliley Act of 1999. "Objectives" means a program designed to (i)
ensure the security and confidentiality of customer information; (ii) protect against any anticipated threats or hazards to the security or integrity to customer information, and (iii) protect against unauthorized access to or use of customer information that could result in substantial harm or inconvenience to any
"customer" (as defined in 12 CFR - 40.3 (h)). The Subservicer shall provide KRECM, upon request, a copy of its data security program and any updates or amendments thereto.
ARTICLE IV.
SUBSERVICER'S COMPENSATION AND EXPENSES
Section 4.01.
Subservicing Compensation.
As the Subservicer's sole consideration under this Agreement, the Subservicer shall be entitled to retain interest or other investment earnings on the deposit amounts in the Moody's CMBS Accounts (but only to the extent of net investment earnings and to the extent not required to be paid to the Borrower under applicable law or the related loan documents). Subject to KeyBank National Association being an eligible depository institution under the related PSA, KRECM, or its affiliate KeyBank National
Association, shall be entitled to retain interest or other investment earnings on the deposit amounts in the
Non-Moody's CMBS Accounts (but only to the extent of net investment earnings and to the extent not required to be paid to the Borrower under applicable law or the related loan documents). Notwithstanding anything to the contrary in this Agreement or otherwise, the Subservicer shall not be entitled to collect or retain any consideration in connection with the performance of its duties and obligations under this
Agreement other than any interest or other investment earnings on the deposit amounts in the Moody's
CMBS Accounts as described in this Section 4.01.
ARTICLE V.
KRECM AND THE SUBSERVICER
Section 5.01.
Subservicer Not to Assign; Merger or Consolidation of the Subservicer; Assignment by
KRECM.
(a)
The Subservicer may be merged or consolidated with or into any Person if the merger or consolidation does not result in a Change of Control of the Subservicer and no further consents or documentation shall be required by the Subservicer. Without the prior written consent of the KRECM, which consent may be withheld or conditioned (but shall not be unreasonably delayed) in KRECM's sole and absolute discretion, the Subservicer shall not (i) assign this Agreement for any reason or the servicing under this Agreement or delegate its rights or duties under this Agreement, or any portion thereof, (ii)
transfer all or substantially all of its assets to any Person, or (iii) be merged or consolidated with or into any Person if the merger or consolidation results in a Change of Control of the Subservicer. For the purposes of this Section 5.01, "Change of Control" means a merger or consolidation in which Subservicer is a constituent entity, the result of which is that Berkshire Hathaway Inc. and/or Leucadia National
Corporation ultimately no longer directly or indirectly own greater than 50% of the voting and other equity interests of Subservicer or no longer has the right to control the day-to-day management, or appoint the manager, of Subservicer. In connection with any assignment, merger or consolidation to which KRECM consents, the assignee, the Person into which the Subservicer is merged or consolidated, or the entity resulting from the merger or consolidation, as applicable, shall be the successor of the
Subservicer under this Agreement and shall be deemed to have assumed all of the liabilities of the

Subservicer under this Agreement. In addition, in connection with any proposed transaction under this
Section 5.01(a) to which KRECM is willing to provide its consent, KRECM may condition its consent on: (i) KRECM's receipt of written confirmation that such assignee, successor or surviving Person is rated by at least one rating agency; (ii) KRECM's receipt of an agreement executed by such assignee, successor or surviving Person pursuant to which, among other things, it makes the applicable representations and warranties set forth in Section 5.03 and assumes the due and punctual performance and observance of each covenant and condition to be performed and observed by the Subservicer under this Agreement from and after the date of such agreement; (iii) KRECM's receipt of all information and reports (in writing and in form and substance reasonably satisfactory to KRECM, the Trustee and the
Depositor) deemed necessary in order to comply with the reporting obligations under the PSAs; and (iv)
the satisfaction of all other requirements pursuant to the PSAs.
(b)
The Subservicer shall not resign from this Agreement unless the Subservicer has requested KRECM's consent to a merger, consolidation, or assignment pursuant to Section 5.01(a) and
KRECM is not willing to consent to the proposed transaction.
(c)
The Subservicer shall: (i) maintain in full effect its existence, rights and good standing under the laws of the State of its incorporation, organization or formation, as applicable; (ii) maintain its authorization to transact business in the state or states in which the related Mortgaged Properties are situated if and to the extent required by applicable law to ensure the enforceability of the Mortgage
Loans; and (iii) not jeopardize its ability to (A) do business in each jurisdiction in which one or more of the Mortgaged Properties are located, (B) protect the validity and enforceability of this Agreement, the
PSA, the Certificates or any of the Mortgage Loans, or (C) perform its respective duties and obligations under this Agreement.
(d)
KRECM may at any time assign to any party any or all of its rights and obligations under this Agreement, including by operation of law, merger, or otherwise to any affiliate of KRECM.
Section 5.02.
Liability and Indemnification of the Subservicer and KRECM.
(a)
Neither the Subservicer nor any of its directors, officers, agents or employees (the
"Subservicer Parties") shall (subject to Section 6.01(a)) be under any liability to KRECM for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Subservicer or any such
Person against any breach of a representation or warranty made in this Agreement, or against any expense or liability specifically required to be borne thereby without right of reimbursement pursuant to the terms of this Agreement or imposed on the Subservicer pursuant to Section 2.01 for a breach of the Accepted
Subservicing Practices, or against any liability which would otherwise be imposed by Section 5.02(c), including by reason of willful misfeasance, bad faith, fraud, negligence or willful violation of applicable law in the performance of its obligations or duties under this Agreement or by reason of the negligent disregard of its obligations or duties under this Agreement. The Subservicer and any director, officer, agent or employee of the Subservicer may rely in good faith on any document of any kind that, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising under this Agreement.
(b)
KRECM shall indemnify and hold harmless the Subservicer Parties from and against any loss, liability, cost or expense (including reasonable legal fees and expenses) incurred in connection with any legal action or claim incurred (i) related to any servicing of any Mortgage Loan by any Person other than the Subservicer prior to the Effective Date of this Agreement, (ii) by reason of KRECM's (A) willful misfeasance, bad faith or negligence in the performance of any of its obligations or duties under this
Agreement, (B) material breach of any of its covenants, obligations or duties under this Agreement, (C)

willful violation of applicable law in the performance of any of its obligations or duties under this
Agreement, or (D) breach of a representation or warranty made by KRECM in this Agreement, or (iii) by reason of the taking, or the refraining from the taking, of any action, by the Subservicer, pursuant to the express written direction of KRECM (knowledge or approval by KRECM not being "direction" for this purpose). Subservicer shall not have any direct rights of indemnification that may be satisfied out of assets of the related Trust Fund. KRECM agrees to use reasonable efforts to pursue the Trust for indemnification against any loss, liability or expense incurred by the Subservicer in connection with the performance of the Subservicer's duties and obligations under this Agreement as to which the PSA grants to KRECM's agents a right to indemnification from the Trust Fund.
(c)
The Subservicer shall cooperate with KRECM and its agents in connection with any effort by KRECM to pursue the Trust for indemnification at any time, including by providing copies or originals from any applicable Subservicing Files and making employees and agents with knowledge related to the applicable matter available to KRECM, including by providing affidavits and testimony in connection with any litigation or similar proceeding. To the extent allowed by the related PSA, KRECM agrees to use reasonable efforts to pursue the Trust for any indemnification costs due to the Subservicer.
KRECM shall cooperate with the Subservicer and its agents in connection with any effort by Subservicer to pursue the Trust for indemnification (if and only to the extent permitted to pursue the Trust pursuant to the related PSA) at any time. KRECM shall also assist Subservicer with respect to any indemnification at any time, including by providing copies or originals from any applicable KRECM Files and making employees and agents with knowledge related to the applicable matter available to Subservicer, including by providing affidavits and testimony in connection with any litigation or similar proceeding.
(d)
The Subservicer shall indemnify and hold harmless KRECM and any directors, officers, agents or employees of KRECM (the "KRECM Parties") from and against any loss, damage, liability, penalty, fine, forfeiture, cost or expense (including reasonable legal fees and expenses) incurred in connection with any claim or legal action incurred by reason of the Subservicer's (i) breach of any representation or warranty made by it in this Agreement, (ii) breach of its obligations under Section 3.06,
(iii) certification required under Section 3.06 containing any material inaccuracy, (iv) willful misconduct, misfeasance, bad faith, or negligence in the performance of any of its obligations or duties under this
Agreement, (v) material breach of any of its covenants, obligations or duties under this Agreement, (vi)
willful violation of applicable law in the performance of any of its obligations or duties under this
Agreement, or (vii) breach of Accepted Subservicing Practices; provided that the Subservicer shall not be required to indemnify or hold harmless KRECM for taking any action or refraining from taking any action at the express direction of KRECM or with the specific consent of KRECM.
(e)
As promptly as reasonably practicable after receipt by any Subservicer Party or KRECM
Party, as applicable, seeking indemnification under this Agreement (each an "Indemnified Party"), of notice of the commencement of any action, such Indemnified Party will notify KRECM or the
Subservicer, as applicable (the "Indemnifying Party"), in writing of the commencement thereof; but the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to any Indemnified Party under this Section 5.02, except to the extent that such omission has prejudiced the Indemnifying Party in any material respect, or from any other liability the
Indemnifying Party may otherwise have under this Agreement. In case any such action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the
Indemnifying Party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such
Indemnified Party, to assume the defense thereof, with counsel selected by the Indemnifying Party and reasonably satisfactory to such Indemnified Party; provided, however, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it or them or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel reasonably satisfactory to the Indemnifying Party to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such
Indemnified Party.
Upon receipt of notice from the Indemnifying Party to such Indemnified Party of its election to so assume the defense of such action and approval of counsel by the Indemnified Party (which approval may not be unreasonably withheld, conditioned or delayed), the Indemnifying Party will not be liable for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel reasonably satisfactory to the Indemnifying Party in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) representing all the
Indemnified Parties under this Section 5.02 who are parties to such action), (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the
Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the
Indemnifying Party has authorized the employment of counsel for the Indemnified Party reasonably acceptable to the Indemnifying Party and at the expense of the Indemnifying Party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).
The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld, conditioned or delayed) but, if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment to the extent required by this Section 5.02. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested the Indemnifying Party, in writing, to reimburse the
Indemnified Party for reasonable fees and expenses of counsel incurred in good faith or any other reasonable expenses incurred in good faith for which the Indemnifying Party is obligated hereunder, the
Indemnifying Party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) days after receipt by the Indemnifying
Party of the aforesaid request, (ii) the Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement, and (iii) such settlement or compromise or consent does not include an express statement as to, or an express admission of, fault, culpability, negligence or a failure to act by or on behalf of the Indemnifying Party or an agent thereof. If the Indemnifying Party assumes the defense of any proceeding, it shall be entitled to settle such proceeding (x) with the consent of the Indemnified Party or (y) if such settlement provides for an unconditional release of the Indemnified Party in connection with all matters relating to the proceeding that have been asserted against the Indemnified Party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party, without the consent of the Indemnified Party.
(f)
The Subservicer shall use efforts consistent with Accepted Subservicing Practices to mitigate and minimize any actual losses, liabilities, claims, judgments, damages, deficiencies, penalties, fines, interest, costs, and expenses of any sort, including reasonable attorneys' fees and expenses that are not otherwise reimbursed under the terms and provisions of any PSA (collectively, "Losses"), incurred by reason of or in any way associated with any investigation or defense of any Claim, including Losses resulting or arising from, or caused by, any action or omission by any prior servicer under any PSA prior to the Effective Date. The Subservicer to the extent possible, shall use efforts consistent with Accepted
Subservicing Practices to pursue any counterclaim, offset, insurance settlement, or other claims that could result in a recovery from a Borrower or other third party or the receipt of insurance proceeds that would reduce any such Losses, including diligently pursuing Borrowers and making prompt and proper application for receipt of insurance proceeds. The Subservicer shall promptly notify KRECM if it discovers or otherwise becomes aware of any action or omission of any prior servicer under a PSA that has resulted in, or could result in, any Losses.
(g)
This Section 5.02 shall survive the termination of this Agreement and the termination or resignation of KRECM or the Subservicer.
Section 5.03.
Representations and Warranties.
(a)
The Subservicer hereby represents, warrants and covenants to KRECM that as of the date of this Agreement:
(i)
The Subservicer is duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the State of its incorporation or organization, has all licenses necessary to carry on its business as now being conducted and is authorized to transact business in the state or states in which any Mortgaged Property securing the Mortgage Loans is situated, to the extent necessary to comply with applicable law, to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement;
(ii)
The execution and delivery of this Agreement by the Subservicer and its performance under and compliance with the terms of this Agreement will not (A) violate the
Subservicer's organizational documents, (B) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Subservicer is a party or by which it is bound or which may be applicable to it or any of its assets, or (C) result in the violation of any law, rule, regulation, order, judgment or decree binding on the Subservicer, which, in the case of
(B) or (C), would likely affect materially and adversely (x) the financial condition or operation of the Subservicer or its properties taken as a whole, (y) the ability of the Subservicer to perform its obligations under this Agreement, or (z) the ability of the related Trust to realize on the Mortgage
Loans;
(iii)
The Subservicer has the full power, authority and legal right to execute and deliver, and to perform all obligations and consummate all transactions involving the Subservicer contemplated by, this Agreement, and has duly and validly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;
(iv)
This Agreement, assuming due authorization, execution and delivery by
KRECM, constitutes a legal, valid and binding obligation of the Subservicer, enforceable against it in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or (B) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;
(v)
The execution and delivery of this Agreement by the Subservicer and its performance and compliance with the terms of this Agreement will not (A) constitute a violation with respect to (and the Subservicer is not in violation of) any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, (B) result in the creation or imposition of any lien, charge or encumbrance or (C) result in any other event that, in any such case, is reasonably likely to have consequences that would materially and adversely affect (x) the financial condition or operation of the

Subservicer or its properties taken as a whole, (y) the ability of the Subservicer to perform its obligations under this Agreement, or (z) the ability of the related Trust to realize on the Mortgage
Loans;
(vi)
No action, proceeding or litigation is pending or, to the best knowledge of the
Subservicer, threatened against the Subservicer, the outcome of which, either in any one instance or in the aggregate, could (A) prohibit the Subservicer from entering into this Agreement, (B)
result in any material adverse change in the business, operations, or financial condition of the
Subservicer, (C) materially and adversely affect the ability of the Subservicer to perform its obligations under this Agreement, or (D) draw into question the validity of this Agreement or the
Mortgage Loans or of any action taken or to be taken in connection with the obligations of the
Subservicer contemplated in this Agreement;
(vii)
No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Subservicer of or compliance by the Subservicer with this Agreement, or the consummation of the Subservicer's transactions contemplated by this Agreement, except for those consents, approvals, authorizations or orders obtained, or those registrations or filings made or notices given, prior to the date of this Agreement, and except to the extent that the failure of the Subservicer to be qualified as a foreign entity or licensed in one or more jurisdictions is not necessary for the enforcement of the Mortgage Loans;
(viii)
Each officer, employee and agent of the Subservicer that has responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance and a fidelity bond in the amounts and with the coverage required by each
PSA;
(ix)
The Subservicer (A) has not failed to comply with any obligations under
Regulation AB with respect to any other securitization and has not failed to comply with any
Regulation AB reporting requirements under any pooling and servicing agreement relating to any other series of certificates offered by the Depositor and (B) to its knowledge, has not been listed on any `do not hire list' by the Depositor; and
(viii)
The Subservicer is not an Affiliate of the related Trustee.
(b)
KRECM hereby represents and warrants to the Subservicer that, as of the date of this
Agreement:
(i)
KRECM is a corporation, duly organized, validly existing and in good standing under the laws of Ohio, and KRECM is in compliance with the laws of each State in which any
Mortgaged Property is located to the extent necessary to perform its obligations under this
Agreement, except where the failure to so qualify or comply would not have a material adverse effect on the ability of KRECM to perform its obligations hereunder;
(ii)
The execution and delivery of this Agreement by KRECM, and the performance and compliance with the terms of this Agreement by KRECM, will not (A) violate KRECM's certificate of incorporation and by laws or (B) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or by which it is bound, or (C) result in the violation of any law, rule, regulation, order, judgment or decree binding on KRECM which, in any case, is likely to materially and adversely affect KRECM's ability to perform hereunder;

(iii)
This Agreement, assuming due authorization, execution and delivery by the
Subservicer, constitutes a valid, legal and binding obligation of KRECM, enforceable against
KRECM in accordance with the terms hereof, except as such enforcement may be limited by (A)
applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium and other laws relating to or affecting creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;
(iv)
KRECM is not in violation with respect to any law, any order or decree of any court, or any order, regulation or demand of any federal, state, municipal or governmental agency, which violations are reasonably likely to have consequences that would materially and adversely affect either the financial condition or operations of KRECM or its properties taken as a whole or its ability to perform its duties and obligations hereunder;
(v)
No litigation is pending or, to the best of KRECM's knowledge, threatened against KRECM which, if determined adversely to KRECM, would prohibit KRECM from entering into this Agreement or, in KRECM's good faith and reasonable judgment, is likely to materially and adversely affect the ability of KRECM to perform its obligations under this
Agreement; and
(vi)
KRECM has full corporate power and authority to enter into and perform in accordance with this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.
(c)
Upon discovery by either KRECM or the Subservicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other party.
(d)
The representations and warranties of the Subservicer and KRECM set forth in the provisions in this Section 5.03 shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence.
ARTICLE VI.
EVENTS OF DEFAULT; TERMINATION
Section 6.01.
Events of Default.
(a)
"Subservicer Event of Default", wherever used in this Agreement, means any one of the following events:
(i)
any act, omission, or failure to act by the Subservicer that results in a written notice of an Event of Default, or a written notice of a default that after the expiration of an applicable notice or cure period will become an Event of Default, under the related PSA being delivered to KRECM or to the Subservicer by a party to such PSA and,
(A)
in the case of a default for which the master servicer has a cure period under the applicable PSA that is at least ten (10) days long, the Subservicer fails to cure such default within a time period that is five (5) days less than the cure period provided to the master servicer in the applicable PSA and after receiving written notice of the default from KRECM at least two (2) Business Days prior to the expiration of the cure period provided to the Subservicer hereunder; or
(B)
in the case of a default for which the master servicer has a cure period under the applicable PSA that is less than ten (10) days long, the Subservicer fails to cure such default within a time period that is one (1) Business Day less than the cure period provided to the master servicer in the applicable PSA and after receiving prompt written notice of the default from KRECM prior to the expiration of the cure period provided to the Subservicer hereunder; or
(ii)
any act, omission, or failure to act by the Subservicer that constitutes, causes, or results in an Event of Default of KRECM under any PSA, which Event of Default is not cured within the time period for cure set forth in the applicable PSA and which provides any party to the PSA with the right to terminate KRECM or cause KRECM to be terminated as the master servicer under the applicable PSA; or
(iii)
any act, omission, or failure to act by the Subservicer that causes KRECM to be terminated or results in KRECM being terminated as the master servicer under the applicable
PSA; or
(iv)
any failure by the Subservicer to remit to KRECM any amount required to be so remitted by the Subservicer pursuant to and in accordance with this Agreement, which failure continues unremedied until 6:00 p.m. (New York City time) on the date such remittance is due;
provided that to the extent the Subservicer does not timely make remittances, the Subservicer shall pay to KRECM interest on any amount not timely remitted at the prime rate from and including the applicable required remittance date to but not including the date such remittance is actually made; or
(v)
any failure by the Subservicer to timely deliver to KRECM or any other Person any report or information required to be delivered pursuant to this Agreement, which failure continues unremedied for one (1) Business Day after the Subservicer's receipt of notice from
KRECM of such failure; or
(vi)
except as otherwise permitted pursuant to this Agreement, the Subservicer's (A)
assignment of this Agreement, (B) assignment or delegation of all or any portion of its servicing duties or obligations under this Agreement, or (C) assignment of all or any portion of its rights to servicing compensation under this Agreement, which assignment would have a material adverse effect on the performance by Subservicer of its duties pursuant to this Agreement; or
(vii)
any failure by the Subservicer to deposit into the Accounts any amount required to be so deposited under this Agreement, which failure continues unremedied for one (1)
Business Day following the date on which such deposit was first required to be made; or
(viii) except for the events listed in Sections 6.01(a) (ii), (iii), or (vi), any failure on the part of the Subservicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Subservicer contained in this Agreement, which failure continues unremedied for a period of twenty-five (25) days (or ten (10) days in the case of a failure to pay the premium for any insurance policy required to be maintained) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the
Subservicer; provided, however, that, with respect to any such failure (other than a failure to pay insurance policy premiums) that is not curable within such twenty-five (25) day period, the

Subservicer shall have an additional cure period of thirty (30) days to effect such cure so long as the Subservicer has commenced to cure such failure within the initial twenty-five (25) day period and has provided KRECM with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure and such delay does not materially or adversely affect
KRECM or the Certificateholders; or
(xi)
any failure by the Subservicer to (A) comply with any of the requirements under
Section 3.06 of this Agreement or under the PSA that are applicable to the Subservicer, including the failure to deliver any reports or certificates at the time such report or certification is required under this Agreement or the PSA or (B) deliver any performance certification or any items required by Items 1122 and 1123 of Regulation AB that it is required to deliver under any other pooling and servicing agreement relating to any other series of certificates offered by the
Depositor; or
(x)
a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Subservicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of fifty (50) days; or
(xi)
the Subservicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or
(xii)
the Subservicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, take any corporate action in furtherance of the foregoing, or take any other actions indicating its insolvency or inability to pay its obligations; or
(xiii) KRECM receives notice that if the Subservicer continues to act in such capacity, the rating or ratings on one or more classes of Certificates will be downgraded or withdrawn, and the related rating agency is citing servicing concerns relating to the Subservicer as the sole or material factor in such action; or
(xiv) failure by the Subservicer to maintain the ratings required of a subservicer under the related PSA; or
(xv)
a rating agency has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of Certificates, or (ii) placed one or more classes of Certificates on "watch status" in contemplation of rating downgrade or withdrawal and, in the case of either of clauses
(i) or (ii), citing servicing concerns with the Subservicer as a material factor in such rating action
(and such qualification, downgrade, withdrawal or "watch status" placement has not been withdrawn by such rating agency within twenty (20) days of such event).
(b)
Upon any Subservicer Event of Default, KRECM (or the Depositor, if expressly stated in the applicable PSA), by notice in writing to the Subservicer, in addition to whatever rights KRECM may have at law or in equity, including injunctive relief and specific performance, may immediately terminate all of the rights and obligations of the Subservicer under the related PSA and in and to the related

Mortgage Loans and the proceeds thereof, without KRECM (or the Depositor, if applicable) incurring any penalty or fee of any kind whatsoever in connection therewith. All accrued and unpaid Subservicing Fees as of the date of termination shall be paid to the Subservicer and the Subservicer Parties shall continue to be entitled to the benefits of Section 5.02 of this Agreement notwithstanding any such termination
(provided, however, that nothing herein shall constitute or be deemed to constitute a waiver of any rights of offset or other remedies, claims, or defenses KRECM may have to withhold any payments to be made to the Subservicer hereunder).
(c)
Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Subservicer Event of Default. On or after the receipt by the Subservicer of such written notice of termination from KRECM (or the Depositor, if applicable), all authority and power of the Subservicer in this Agreement, whether with respect to the
Mortgage Loans or otherwise, shall pass to and be vested in KRECM, and the Subservicer agrees to cooperate with KRECM in effecting the termination of the Subservicer's responsibilities and rights under this Agreement, including the remittance of funds and the transfers of the Subservicing Files as set forth in Section 6.02.
(d)
Upon discovery by the Subservicer of any Subservicer Event of Default (regardless of whether any notice has been given as provided in this Agreement or any cure period provided in this
Agreement has expired), the Subservicer shall give prompt written notice thereof to KRECM.
(e)
KRECM may waive in writing any default by the Subservicer in the performance of its obligations under this Agreement and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Subservicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.
Section 6.02.
Termination of Agreement.
(a)
This Agreement shall be terminated:
(i)
with respect to any Mortgage Loan, upon the purchase, repurchase or replacement of such Mortgage Loan pursuant to the applicable PSA; or
(ii)
with respect only to the applicable Mortgage Loans serviced pursuant to the applicable PSA, if KRECM's responsibilities and duties as master servicer under the related PSA have been assumed by the Trustee, its designee or any other successor to KRECM, and the
Trustee, its designee or any other successor to KRECM has elected to terminate this Agreement;
or
(iii)
with respect only to the applicable Mortgage Loans serviced pursuant to the applicable PSA, pursuant to Section 6.01, if KRECM (or the Depositor, if applicable) elects to terminate the Subservicer following a Subservicer Event of Default; or
(iv)
if required by the applicable PSA, with respect to any Mortgage Loan, upon such
Mortgage Loan becoming a Specially Serviced Loan or REO Loan pursuant to the PSA; or

(v)
pursuant to any other agreement between KRECM and the Subservicer in accordance with any provision therein that expressly provides for the termination of this
Agreement.
(b)
If KRECM's responsibilities and duties as master servicer under the applicable PSA have been assumed by the Trustee, and in connection therewith the Trustee has not requested the termination of this Agreement as permissible in the applicable PSA, the Trustee may, without act or deed on the part of the Trustee, succeed to all of the rights and, except to the extent they arose prior to the date of such succession, obligations of KRECM under this Agreement as provided in applicable PSA, and the
Subservicer shall be bound to the Trustee under all of the terms, covenants and conditions of this
Agreement with the same force and effect as if the Trustee was originally KRECM under this Agreement;
and the Subservicer does hereby attorn to the Trustee, as KRECM under this Agreement, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon the Trustee succeeding to the interest of KRECM under this
Agreement. The Subservicer agrees, however, upon written demand by the Trustee to promptly execute and deliver to the Trustee an instrument in confirmation of the foregoing provisions, satisfactory to the
Trustee, in which the Subservicer shall acknowledge such attornment and shall confirm to the Trustee its agreement to the terms and conditions of this Agreement. References to the Trustee under this Section
6.02 shall include any designee of the Trustee or any successor master servicer under the applicable PSA.
(c)
In connection with any termination under Section 6.02, the Subservicer shall: (i) within five (5) Business Days after the Subservicer's receipt of the notice of termination, remit all funds in the related Accounts to KRECM or such other Person designated by KRECM (provided, however, that nothing herein shall constitute or be deemed to constitute a waiver of any rights of offset or other remedies, claims, or defenses KRECM may have to withhold any payments to be made to the Subservicer hereunder); (ii) promptly (and in no event later than ten (10) Business Days after the Subservicer's receipt of the notice of termination) deliver all related Subservicing Files to KRECM or its designee; and (iii)
fully cooperate with KRECM to effectuate an orderly transition of the servicing of the related Mortgage
Loans. All rights of the Subservicer and all liabilities of the Subservicer, which in any such case accrued under the terms of this Agreement on or before the date of such termination, shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement, and nothing herein shall constitute or be deemed to constitute a waiver of any rights of offset or other remedies, claims, or defenses KRECM may have to withhold any payments to be made to the Subservicer hereunder.
(d)
In addition to Section 6.02(a), with respect to certain PSAs where Freddie Mac is the guarantor, Freddie Mac may have the right under the related PSA to (i) direct KRECM to terminate this
Agreement with respect to the applicable Mortgage Loans if Freddie Mac determines (in accordance with the provisions of the Guide) that the Subservicer should not subservice the applicable Mortgage Loans,
(ii) direct KRECM to terminate this Agreement if a Ratings Trigger Event occurs with respect to the
Subservicer, and (iii) direct KRECM to terminate this Agreement if the Subservicer becomes an Affiliate of the related Trustee. Any termination in connection with clause (i), (ii) or (iii) shall be at the expense of
Freddie Mac. If the Subservicer is terminated pursuant to clause (i), (ii) or (iii), then for sixty (60) days after such termination, the Subservicer shall have the right to sell its subservicing to either KRECM or another subservicer acceptable to Freddie Mac.
(e)
In the event that KRECM desires or is required to transfer or sell any of its servicing responsibilities (or is otherwise terminated as servicer) under any CMBS Transaction, KRECM may only transfer or sell such servicing responsibilities (or otherwise be terminated as servicer) in accordance with
Section 2.03 of the Delegation Agreement.

ARTICLE VII.
MISCELLANEOUS PROVISIONS
Section 7.01.
Amendment; Amendment to any PSA.
(a)
This Agreement, including the provisions of this Section 7.01, may not be modified except by written amendment to this Agreement signed by the party or parties affected by such modification, and the parties hereby: (a) expressly agree that it shall not be reasonable for either of them to rely on any alleged, non-written amendment to this Agreement; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Agreement; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Agreement.
(b)
Notwithstanding Section 7.01(a), in the event KRECM is no longer the master servicer with respect to any CMBS Transactions, Exhibit A to this Agreement shall be amended to reflect the same and in connection with any transfer of its master servicing rights KRECM shall cause any successor master servicer to execute a subservicing agreement substantially similar to this Agreement, which will not materially alter the obligations, rights and remedies, nor the Subservicer's compensation, as set forth in this Agreement.
Section 7.02.
Governing Law.
This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.
Section 7.03.
Notices.
(a)
All demands, notices and communications under this Agreement shall be in writing and addressed in each case as follows:
(i)
if to the Subservicer, at:
Berkadia Commercial Mortgage LLC
118 Welsh Road
Horsham, Pennsylvania 19044
Attn: Mark E. McCool
Fax: 215-328-3478

With a copy to:

Berkadia Commercial Mortgage LLC
118 Welsh Road
Horsham Pennsylvania 19044
Attn: General Counsel
Fax: 215-682-0766
(ii)
if to KRECM, at:
KeyCorp Real Estate Capital Markets, Inc.

11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attn: Bryan Nitcher
Fax: 877-379-1625
with a copy to:
Polsinelli PC
700 West 47th Street, Suite 1000

Kansas City, Missouri 64112
Attn: Kraig Kohring
Fax: 816-753-1536
Notwithstanding the foregoing, solely with respect to any Event of Default set forth in Section
6.01(a)(i)(B), because of the very short time periods involved notice provided by a telephone call from
KRECM to the Subservicer's Responsible Officer or Mark McCool shall be sufficient notice, provided that the telephone call is followed by written notice in accordance with the provisions of this Section 7.03.

(b)
Any of the above-referenced Persons may change its address for notices under this
Agreement by giving notice of such change to the other Persons. All notices and demands shall be deemed to have been given at the time of the delivery at the address of such Person for notices under this
Agreement if personally delivered, mailed by certified or registered mail, postage prepaid, return receipt requested, or sent by overnight courier or telecopy.
(c)
To the extent that any demand, notice or communication under this Agreement is given to the Subservicer by a Responsible Officer of KRECM, such Responsible Officer shall be deemed to have the requisite power and authority to bind KRECM with respect to such communication, and the
Subservicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication. To the extent that any demand, notice or communication under this Agreement is given to KRECM by a Responsible Officer of the Subservicer, such Responsible Officer shall be deemed to have the requisite power and authority to bind the Subservicer with respect to such communication, and KRECM may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication.
Section 7.04.
Consistency with PSAs; Severability of Provisions.
This Agreement shall be subject to the provisions of the applicable PSAs, which provisions shall be paramount and controlling and shall supersede the provisions of this Agreement to the extent of any conflicts or inconsistencies. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable or shall be determined to be inconsistent with the applicable
PSAs, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.
Section 7.05.
Inspection and Audit Rights.
Any inspection or audit request by KRECM shall not materially increase the obligations or materially impact the cost of servicing by the Subservicer.

(a)
The Subservicer agrees that, on reasonable prior notice, it will permit any representative of KRECM or its designee, during the Subservicer's normal business hours, reasonable access to examine all books of account, records, certifications, reports, statements, and other documents of the Subservicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by accountants selected by KRECM, and to discuss matters relating to the Mortgage Loans with the
Subservicer's officers and employees. The Subservicer further agrees to complete and deliver to KRECM any written survey or questionnaire reasonably requested by KRECM in connection with any audit of the
Mortgage Loans or the Subservicer's performance of its duties and obligations under this Agreement.
(b)
To the extent required under applicable law and after reasonable prior written notice to
Subservicer (to the extent practicable under the circumstances and to the extent KRECM is legally permitted to provide such notice), Subservicer agrees to allow a Qualified Auditor or KRECM to conduct an audit of Subservicer's facilities and books related to Subservicer's OFAC Program and/or AML/BSA
Services, and limited to KRECM's business and the services provided by Subservicer under this
Agreement. Any such audit, by a Qualified Auditor, shall be conducted in a manner that does not compromise the privacy or security of data relating to other Subservicer clients or systems not related to the Servicing provided to KRECM by Subservicer and with a minimum disruption to Subservicer's operations. All Qualified Auditors shall comply with all reasonable confidentiality, non-solicitation and security requirements that Subservicer may reasonably impose, but any such Qualified Auditor may nonetheless request and examine (but not copy) any books or records which KRECM itself could request and/or examine under this Agreement. Before scheduling such audit, KRECM agrees to first utilize any third-party assessments, reports and materials, such as the Subservicer's most current annual SSAE 16 engagement report, which will be made available to KRECM annually or upon written request by
KRECM; however, KRECM's review of these materials will not take the place of its audit rights under this Section.
(c)
In connection with any examination or audit performed pursuant to Section 7.05(a) or (b),
Subservicer shall reasonably cooperate with KRECM to fix, mitigate or otherwise address any problems, findings, or concerns raised in any such examination or audit.
(d)
Subservicer shall permit KRECM to audit Subservicer's compliance with the privacy provisions in Section 3.06(g) and (h) of this Agreement at any time during Subservicer's regular business hours at KRECM's expense and with thirty (30) days advance written notice to Subservicer, unless a shorter time period is necessary due to a Security Breach and where the audit is pursuant to OCC compliance or other regulatory or governmental order or for the privacy provisions in Section 3.06(g) and
(h) of this Agreement.
Section 7.06.
Binding Effect; No Partnership; Counterparts.
Subject to Section 5.01 with respect to the Subservicer, the provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. The parties hereby acknowledge and agree that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under this Agreement; but (except to the extent that the Trustee or its designee or a successor master servicer assumes the obligations of KRECM under this Agreement pursuant to Section
6.02 of this Agreement) none of the Trust Fund, the Trustee, any successor master servicer, the Special
Servicer or any Certificateholder shall have any duties under or any liabilities arising from this
Agreement. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Subservicer shall be rendered as an independent contractor for KRECM. For the purpose of facilitating the execution of this Agreement as provided in this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. A signature of a party by facsimile, e-mail or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.
Section 7.07.
Protection of Confidential Information.
The Subservicer shall keep confidential and shall not divulge to any party, without KRECM's prior written consent (which shall not be unreasonably withheld or delayed), any information pertaining to the Mortgage Loans, the Mortgaged Properties or the Borrowers except to the extent that the
Subservicer provides prior written notice to KRECM and (a) it is appropriate for the Subservicer to do so
(i) in working with its legal counsel, auditors, other advisors or taxing authorities or other governmental agencies, (ii) in accordance with Accepted Subservicing Practices, or (iii) when required by any law, regulation, ordinance, court order or subpoena, or (b) the Subservicer is disseminating general statistical information relating to the mortgage loans being serviced by the Subservicer (including the Mortgage
Loans) so long as the Subservicer does not identify the owner of the Mortgage Loans or the Borrowers.
Section 7.08.
Construction.
The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted. Any pronoun used in this Agreement shall be deemed to cover all genders. The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to." The term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this
Agreement refer to this Agreement as a whole and not to any particular provision or section of this
Agreement. Words importing the singular number shall mean and include the plural number, and vice versa.
Section 7.09.
Sole and Absolute Discretion of KRECM.
Whenever pursuant to this Agreement (a) KRECM exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to KRECM, or (c) any other decision or determination is to be made by KRECM, the decision of KRECM to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by KRECM, shall be in the sole and absolute discretion of KRECM and shall be final and conclusive, except as may be otherwise expressly and specifically provided in this Agreement. Whenever pursuant to this Agreement KRECM may not unreasonably withhold, condition or delay its consent, approval or other right, the Subservicer shall have the burden of proving that KRECM has unreasonably withheld, delayed or conditioned such consent, approval or other right.
Section 7.10.
Exchange Act Rule 17g-5 Procedures.
(a)
Notwithstanding any provision herein to the contrary but subject to Section 7.10(c) of this
Agreement and except as required by law, the Subservicer shall not provide any information directly to, or communicate with, either orally or in writing, any Rating Agency or any NRSRO regarding the
Certificates or the Mortgage Loans relevant to such Rating Agency's or such NRSRO's surveillance of the Certificates or Mortgage Loans, including, but not limited to, providing responses to inquiries from a
Rating Agency or a NRSRO regarding the Certificates or the Mortgage Loans relevant to such Rating
Agency's or such NRSRO's surveillance of the Certificates and requests for Rating Agency Confirmation with respect to any PSA subject to the provisions of Exchange Act Rule 17g-5. All such information will be provided by, and all such communications, responses and requests will be made by, KRECM in accordance with the procedures required by the applicable PSA. To the extent that KRECM is required to provide any information to, or communicate with, a Rating Agency or a NRSRO in accordance with its obligations under the applicable PSA and such information or communication is regarding the Mortgage
Loans or the subservicing by the Subservicer under this Agreement and is in the possession of (or can be reasonably obtained by) the Subservicer, the Subservicer shall provide the information to KRECM necessary for KRECM to fulfill such obligations. The Subservicer shall have no liability with regard to
KRECM's failure to provide to the Depositor or any other party (including any Rating Agency) any information that the Subservicer timely delivered to KRECM in accordance with this Agreement.
(b)
With respect to any PSA subject to the provisions of Exchange Act Rule 17g-5, the
Subservicer hereby expressly agrees to indemnify and hold harmless KRECM and its respective officers, directors, shareholders, members, managers, employees, agents, Affiliates and controlling persons, and the Trust Fund (each, an "Indemnified Party"), from and against any and all losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses), joint or several, to which any such Indemnified Party may become subject, under the
Act, the Exchange Act or otherwise, pursuant to a third-party claim, insofar as such losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses) arise out of or are based upon the Subservicer's breach of this Section
7.10, including, without limitation, to the extent caused by any breach referred to in this Section 7.10(b)
by the Subservicer, a determination by a Rating Agency that it cannot reasonably rely on representations made by the Depositor or any Affiliate thereof pursuant to Exchange Act Rule 17g-5(a)(3), and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by such
Indemnified Party in connection with investigating or defending any such action or claim, as such expenses are incurred.
(c)
None of the foregoing restrictions in this Section 7.10 prohibit or restrict oral or written communications, or providing information, between the Subservicer and a Rating Agency or NRSRO with regard to (i) such Rating Agency's or NRSRO's review of the ratings it assigns to the Subservicer,
(ii) such Rating Agency's or NRSRO's approval of the Subservicer as a commercial mortgage master, special or primary servicer or (iii) such Rating Agency's or NRSRO's evaluation of the Subservicer's servicing operations in general; provided, however, that the Subservicer shall not provide any information relating to the Certificates or the Mortgage Loans to a Rating Agency or a NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless (x) borrower, property or deal specific identifiers are redacted; or (y) KRECM confirms to the Subservicer in writing that such information has already been provided to the Depositor and has been uploaded on to the 17g-5
Information Provider's Website.
[Remainder of Page Intentionally Blank; Signature Page Follows]

J-1

IN WITNESS WHEREOF, KRECM and the Subservicer have caused this Agreement to be duly executed as of the date first above written.

SUBSERVICER:

BERKADIA COMMERCIAL MORTGAGE LLC,
a Delaware limited liability company
By:  /s/ Mark E. McCool
Name: Mark E. McCool
Title: Executive Vice President

KRECM:

KEYCORP REAL ESTATE CAPITAL MARKETS, INC.,
an Ohio corporation

By:  /s/ Marty L. O'Connor
Name: Marty L. O'Connor
Title: Executive Vice President

                                                             EXHIBIT A
                                                 CMBS TRANSACTIONS
CMBS Transaction
KRECM's Role
BACM 2002-2
Master Servicer
BACM 2002-PB2
Master Servicer
BACM 2003-1
Master Servicer
BACM 2003-2
Master Servicer
BACM 2004-1
Master Servicer
BACM 2004-2
Master Servicer
BACM 2004-3
Master Servicer
BACM 2004-4
Master Servicer
BACM 2004-5
Master Servicer
BACM 2004-6
Master Servicer
BACM 2005-1
Master Servicer
BACM 2005-2
Master Servicer
BACM 2005-3
Master Servicer
BACM 2005-4
Master Servicer
BACM 2005-5
Master Servicer
BACM 2005-6
Master Servicer
BACM 2006-1
Master Servicer
BACM 2006-2
Master Servicer
BACM 2006-3
Master Servicer
BACM 2006-4
Master Servicer
BACM 2006-5
Master Servicer
BACM 2006-6
Master Servicer
BACM 2007-1
Master Servicer
BACM 2007-2
Master Servicer
BACM 2007-3
Master Servicer
BACM 2007-4
Master Servicer
BACM 2007-5
Master Servicer
BACM 2008-1
Master Servicer
BACM 2008-LS1
Master Servicer
BALL 2004 BBA-4
Master Servicer
BALL 2005-MIB1
Master Servicer
BALL 2006-277 PARK AVE MZ
Master Servicer
BALL 2006-BIX1
Master Servicer
BALL 2007-BMB1
Master Servicer
BALL 2009-FDG
Master Servicer
BAMLL 2011-FSHN
Master Servicer
BAMLL 2012-PARK
Master Servicer
BAMLL-DB 2012-OSI
Master Servicer
BSCMSCI 2006-BBA7
Master Servicer
BSCMSI 2007-BBA8
Master Servicer
CFCRE 2011-C2
Master Servicer
FREMF 2012-K19
Master Servicer
FREMF 2012-K22
Master Servicer
FREMF 2012-K501
Master Servicer
FREMF 2012-K705
Master Servicer
FREMF 2013-K502
Master Servicer
GECMC 2003-C1
Master Servicer
GECMC 2004-C1
Master Servicer
GECMC 2007-C1
Master Servicer
GSMSCII 2007-EOP
Master Servicer
Hilton
Master Servicer
Lehman 1991-4
Master Servicer
MLFT 2008-LAQ
Master Servicer
MLMT 2008-C1
Master Servicer
MSBAM 2012-C5
Master Servicer
MSC 2012-C4
Master Servicer
MSCI 2011-C1
Master Servicer
MSCI 2011-C2
Master Servicer
NATIONS 1999-SL
Master Servicer

Subservicer Name:
Securitization Name:
Scheduled Remittance Report
Date:
Master
Servicer
Loan#
Subservicer
Loan
Number
Beginning
Principal
Balance
P & I Due
Principal
Due
Principal
Received
Interest
Due
Interest
Received
Unscheduled
Principal
Collections
Ending Balance
Scheduled
P & I
Less:
Delinquent
Amount
Less:
Servicing
Fee
Net Pass
Thru
Late
Charges
Default
Interest
Total all Loans:
-
-
-
-
-
-
-
-
-
-
-
-
-
-
Scheduled P&I
-
Service Fee
-
Net P&I scheduled to Master Servicer
$0.00
Actual Net P&I sent to Master Servicer
-
DIFFERENCE
EXHIBIT B
REMITTANCE REPORT

EXHIBIT C
INSPECTION REPORT
I. Physical Inspection of the Property and its Neighborhood
A. PRE-INSPECTION RESPONSIBILITIES
1 The inspection is to be performed within 45 days before the inspection due date. If that is not feasible, please contact Key as soon as possible so that an alternative inspection date may be arranged.
2 The borrower is to be contacted at least two weeks prior to the inspection
3 If the borrower is not responsive then notify the property contact.
4 If the borrower is not cooperative let Key know as soon as possible.
B. DRIVE THE NEIGHBORHOOD (1-MILE RADIUS OF PROPERTY).
1 Note vacant land, new construction, proximity to major thoroughfares and amenities
(grocery/drug, hard and soft goods), schools & churches, hotels and transportation).
2 Note environmentally sensitive properties in close proximity to the property.
C. MEET WITH THE PROPERTY MANAGER BEFORE INSPECTING THE PROPERTY.
1 Do not inspect the property without a representative of the Mortgagor to escort you.
2 Provide written correspondence from Key and a representative's business card to the property contact.
D. PERFORM EXTERIOR PROPERTY INSPECTION.
1 Walk the entire property line and look for potential easements and encroachments.
2 Look for staining/spills on grass areas, pavement areas, dumping (garbage, oils, etc.).
Environmentally sensitive tenants include:
* Dry Cleaners.
* Paint Stores.
* Restaurants.
* Gas Stations.
3 Inspect all exterior roof lines - note sagging, swaying, etc. Inspect all roofs (if access is readily available).
Note roof construction type (pitched, flat, hip roof, etc.). Problems to note:
* Bubbling or collection of water.
* Absence of rock or gravel.
* Cracking or splitting of seams.
* Flashing around side and check for separation from parapet wall.
* Equipment on roof - most common roof leak caused by improper compressor mounting.
4 Inspect for trees or vines growing over roof and out of gutters, soffits underneath eaves, window frames, exterior wood trim (buckling, need for paint), brick work and mortar, sidewalks, landscaping and vegetation.
5 Inspect exterior stairs (concrete treads, hand rails, balconies (susceptible to rot), swimming pool (check plaster, deck, equipment, jacuzzi), carports, and garages.
6 Parking lot curbs - general pavement condition (sealed, patched or striped).
E. PERFORM INTERIOR INSPECTION OF PROPERTY.
1 Multifamily: Inspect 5% of the occupied units (maximum of 7),
20% of vacant units (maximum of 5) and all down units
(note unit numbers of down units and reason for being down).
Note general condition of fixtures and appliances (obsolete, functioning properly, fairly new, etc).
Things to look for:
* Refrigerators, disposal, gas or electric range, dishwasher, microwave.
* Hot water heaters capacity and age, boilers.
* Condition of carpet, draperies and window coverings, ceilings, etc.
For any deferred maintenance note exact location (building number and/or address and unit number and/or location on exterior of building).
2 Retail: Inspect 20% of the occupied units (maximum of 5), 20% of vacant units (maximuim of 5) and all down units.
Susceptible to environmental problems. Provide comments concerning their observations and reasons for concern.
Interview shop owners. Note deferred maintenance (i.e., stained ceiling tiles, worn carpet, etc.). Determine who is responsible for tenant improvements.
3 Industrial: Inspect 20% of the occupied units (maximum of 5), 20% of vacant units (maximuim of 5) and all down units.
Susceptible to environmental problems. Provide comments concerning their observations and reasons for concern.
Note office/warehouse split (if applicable).
Inspect roofs if access is readily available.
4 Office: Inspect 20% of the occupied units (maximum of 5), 20% of vacant units (maximuim of 5) and all down units.
Discuss leasing plan (including any tenant build outs) with property manager.
Note condition of mechanical/boiler room and roof (if access is readily available).
5 Hotel: Inspect 5% of all units with a minimum of two units and a maximum of ten.
II. The Property Inspection Package
A. COMPLETE THE PROPERTY INSPECTION PACKAGE.
It should consist of the following:
1 MBA (or other specified) property inspection form.
2 Rent Roll - Please collect a rent roll and verify that it is accurate. (If the contact is not willing to provide a rent roll, then make a notation of that on the inspection.)
Note: The rent roll needs to be submitted in an electronic format, and stored in the Rent Roll worksheet.
3 Color Photographs (A minimum of 10 photos - no panoramic).
The following are required photos:
* Exterior.
* Roof (if accessible, if not make a comment on the inspection form).
* Parking area (covered and open).
* Deferred maintenance (interior and exterior).
* Points of ingress-egress for the property.
* Directional photos of major streets providing access to property.
* Vacant units (minimum of two and maximum of five).
* Occupied units (minimum of two and maximum of five).
* All down units.
*
Signage (Clearly show current name of property).
* New development in surrounding neighborhood.
Note: Photographs need to be submitted in an electronic format, and stored in the Photos worksheet.
4 A copy of the annual franchise report on hotels or a copy of the annual government survey on health care facilities.
5
Confirm the name of the property is the same as on the Lender's Request form.
(Note, in bold type, on the inspection form if the property has changed names. For hotels, note if the franchise flag has changed. Specify in General Comments box.)
6 Inspections are to be submitted to Key within the time frame described in Section 3.01(n) of the Subservicing Agreement.
7 Inspections are to be submitted on a CD in excel format, with one electronic file per property to include the
MBA inspection form, photos and rent roll.
Image any franchise reports or annual government surveys into the workbook labeled "Additional Reports".
8 Inspection files are not to exceed 50 meg in size.
Note: You can minimize the size of the files by reducing the resolution of the photos, by inserting the photos into the file instead of using the cut and paste feature and saving as an Excel "workbook" .
9 The CD or Excel spreadsheet needs to contain a file reflecting the date of inspection of each property with the coinciding
Key loan number.
Key Loan #
Property Name
Inspection Date
10001001
Royal Orleans
093003
Example: 10001001 Royal Orleans 093003.xls without any (.),(,),(-),(/,\),etc.

Mortgage Bankers Association
Property Inspection Workbook Tools
Select Check Spelling to run Excel's spell checker
on all property inspection worksheets.
Select Print to display the MBA Property Inspection
worksheet selection form where you can select the
worksheet(s) to print.
See separate Instructions Page to insert logo
General Purpose Tools
Company Logo
Check Spelling
Print

MBA INSPECTION FORM KEY
1
2
3
4
5
Not
Applicable
Not
Accessible
Mortgage Bankers Association
Standard Property Inspection Form Definitions
For additional information, please refer to the MBA Inspections White Paper
New or like new condition
All major building components are new or like new
All vacant units/space are rent ready & reflect the highest current market standards
No deferred maintenance items (only routine maintenance)
No life safety or code violations exist
Positive impact to marketability
Deferred Maintenance and Life Safety - No actions are required
Ratings Definitions
No components exists (therefore, no rating is possible)
No component was visible due to inability to view the condition based on access, life safety, weather conditions or other blockages.
Deferred maintenance items can not be determined based on lack of access
Further action or review may be required
Normal condition for the property's age and market, general wear and tear.
All major building components in functional condition
Most vacant units or space are rent ready or in the process of being made rent ready
Minimal deferred maintenance and routine maintenance items with costs that can be funded by normal operations
No/minor life safety or code violations exist
No impact to marketability
Deferred Maintenance and Life Safety - Appropriate actions are planned or in progress
Above average condition for the property's age and market, minimal wear and tear
All major building components in functional condition
All vacant units/space are rent ready or in the process of being made rent ready
No deferred maintenance items (only routine maintenance)
No life safety or code violations exist
No impact to marketability
Deferred Maintenance and Life Safety - No actions are required
Inferior conditions
Multiple building components non-functional
Vacant units or space are in poor to down condition
Severe deferred maintenance items
Multiple life safety or code violations exist
Negative impact to marketability
Deferred Maintenance and Life Safety - No Action taken and/or further action is necessary - additional monitoring is appropriate
Deteriorating condition for the property's age and market
A building component is not in fully functional condition
Few rent-ready units or space
Limited major deferred maintenance &/or numerous minor deferred maintenance items
Some life safety or code violations exist
Negative impact to marketability
Deferred Maintenance and Life Safety - Actions are not addressed as quickly as required and/or further action is necessary, additional monitoring may be appropriate

Inspection - General Info
Property City

Overall Property Rating

(1)
Includes ALL Plans (such as, but not limited to, Operations & Maintenance, Moisture Management and Environmental Remediation)

Inspector's ID
Franchise change since last inspection
Number of Occupied Units Inspected
Number of Vacant Units Inspected
Number of Buildings
Year Built
Number of Floors
Property Inspector's General Comments or Suggestions to Lender or Servicer on the Subject Property:
Total Sq. Feet (Net / Rentable)
Number of Parking Spaces
Overview of Property Information
Property Zip
Lender's or Servicer's General Comments or Instructions to Inspector for Subject Property:
Property State
Inspection Co. Phone
Property Address
Property City
Secondary Property Type
Inspection Company
Original Loan Amount
Property Name
Inspector's Name
Report Reviewed By
Primary Property Type
Number of Units / Rooms / Beds
Number of Elevators
Occupied Space
Vacant Space
Total Percent Occupied
If yes, please describe concessions:
Is there any down space?
Franchise Name
Property Offers Rental Concessions
Describe:
Describe:
Annual Occupancy
Unit of Measurement Used
Addt'l ID #1 (editable)
Property ID
Loan Balance (UPB)
Property and Inspector Information
Addt'l ID #2 (editable)
Loan Balance as of Date
O&M Plan
(1)
Total Number of Down Units / Rooms / Beds
Rent Roll obtained at Inspection
Total Square Feet (Gross)
Annual Turn Over
Contact Email
Investor Loan #
Servicer, Loan and Contact Information
Owner of Loan
Contact Phone
Property State/Country
Contact Name
Investor Number
Is there any dark space?
Inspection Date
Servicer Name
Loan Number
Contact Company
Standard Inspection Form
Time
Company Name/Logo
Property Name

Inspection - General Info
Property City

Overall Property Rating
Property State/Country
Inspection Date
Loan Number
Time
Property Name

Is the area declining or distressed
Neighborhood and Site Comparison Data
Describe in detail Repairs, Replacements or Capital Improvements
Status
Capital Expenditures
Percent Use - %
Industrial
Single Family
Multifamily
Describe area, surrounding land use & overall trends (include location in relation to subject property - N, S, E, W):
Distance
Identified Cost
Distance
1. Name or Type
Commercial
Undeveloped
2. Name or Type
Is there any new construction in the area
Top 2 Major
Competitors:
Management Company Name
On Site Contact
Phone Number
Mgmt Interview
Management Company Information
Length of time at property
Additional Collateral Description Information
Management Affiliation
Other Information
Change since last inspection
Role or Title of Contact

Inspection - Physical Condition
/
Property Assessment
HVAC; Ceiling; Floors; Walls; Painting;
Wallcover; Floor Cover; Tiles; Windows;
Countertop; Cabinets; Appliances;
Lighting; Electrical; Bathroom
accessories; Plumbing Fixtures; Storage;
Basements/Attics
Down Units /
Space / Hotel
Rooms
Vacant Units /
Space / Hotel
Rooms
HVAC; Ceiling; Floors; Walls; Painting;
Wallcover; Floor Cover; Tiles; Windows;
Countertop; Cabinets; Appliances;
Lighting; Electrical; Bathroom
accessories; Plumbing Fixtures; Storage;
Basements/Attics
Building
Exteriors
Siding; Trim; Paint; Windows: Exterior
Entry Ways; Stairs; Railings; Balconies;
Patios; Gutters; Downspouts;
Foundations; Doors; Facade; Structure
(Beam/Joist)
Roof Condition; Roof Access; Top Floor
Ceilings; Shingles/ Membrane; Skylights;
Flashing; Parapet walls; Mansard roofs.
Building /
Mechanical
systems
Property State/Country
HVAC; Electrical; Boilers; Water Heaters;
Fire Protection; Sprinklers, Plumbing;
Sewer; Solar Systems; Elevators/
Escalators; Chiller Plant, Cooling Towers;
Building Oxygen Systems; Intercom
System; PA System; Security Systems
Inspector Comments
Representative Components
(Not all-inclusive)
Overall
Rating
Physical Condition Assessment and Deferred Maintenance
Property Name
Inspection Date
Time
Property City
Overall Property Rating
Loan Number
Building Roofs
Occupied Units /
Space
Subject Property Appearance; Signage;
Ingress/Egress; Landscaping; Site
Lighting; Parking Lot; Striping;
Garage/Carports; Irrigation System;
Drainage; Retaining Walls; Walkways,
Fencing; Refuse Containment &
Cleanliness, Hazardous Material Storage
Site
Curb Appeal
Comparison to Neighborhood; First
Impression / Appearance
Standard Inspection Form
HVAC; Ceiling; Floors; Walls; Painting;
Wallcover; Floor Cover; Tiles; Windows;
Countertop; Cabinets; Appliances;
Lighting; Electrical; Bathroom
accessories; Plumbing Fixtures; Storage;
Basements/Attics
Physical
Condition
Trend

Inspection - Physical Condition
Interior - Additional description of the property conditions:
Amenities
Interior
Common Areas
Pool; Clubhouse; Gym; Laundry Area /
Rooms; Playground; Wireless Access;
Restaurant/Bar; Business Center; Sport
Courts; Spa; Store; Media Center
Exterior - Additional description of the property conditions:
Identify Item and Describe Condition (including location)
Mailboxes; Reception Area; Lobby; Food
Courts; Dinning Areas; Kitchen; Halls;
Stairways; Meeting Rooms; Public
Restrooms; Storage; Basement;
Healthcare Assistance Rooms; Pharmacy
/ Medication Storage; Nurses Station
Management
Competence
Professionalism, Ability to respond to
questions; knowledge of property;
knowledge of neighborhood/ market;
preparedness for inspection; had all
requested paperwork; tenants notified
Est. Cost
Rating
Deferred Maintenance Items
Life
Safety
Photo
#

Property State/Country
Property Name
Overall Property Rating
Photos
Standard Inspection Form
Inspection Date
Time
Property City
Loan Number
8

Inspection - Mgmt Interview

In the past 12 months, have there been any fires, significant water intrusions or other property damage?
Is the property undergoing any significant rehab/construction?
(Plans such as, but not limited to, Operations and Maintenance, Moisture Management and Environmental Remediation.)
To the best of your knowledge, are there any lawsuits pending that may negatively impact the property?
If yes, please explain:
Other Information or Comments:
In your opinion, how does the property perform compared to similar properties in the area?
If yes, please explain any change or violation, costs & any resolution or outstanding issues:
Any change or violations of a Franchise Agreement or License(s) at the property?
If yes, explain the location, size and estimated costs:
Is the property in compliance with ALL O&M Plan(s)?
If no, please explain which plan(s), the requirements, noncompliance items and estimated costs:
Management Affiliation
Mgmt change from last inspection
Role or Title of Information Source
Length of time at property
If yes, please describe the violation, the costs associated and any resolution or outstanding issues:
In your opinion, what is the average percentage of vacancy in similar properties in the area?
Based on market survey, what is the current average rents paid in the area ($ per square foot/units/beds)?
In your opinion, explain the reason for any variance on vacancy & rents between the market and the subject property:
In the past 12 months, to the best of your knowledge, have any code violations been received?
If yes, explain the location on the property, costs associated, any insurance claims submitted, resolution & leaseability:
Management Information & Interview
Name of Information Source
Email Address
Management Company Name
Phone Number
Company Name/Logo
Standard Inspection Form
Property City
Inspection Date
Time
Loan Number
Overall Property Rating
Property Name
Property State/Country

Inspection - Multifamily

If yes, describe:
If yes, describe:
Totals
Tenant Profile
Overall Condition
# of Bedrms
# of Bath
# of Units
Avg Ft
2
/ Unit Monthly Rent
Change to Commercial/Retail
Students
Military
Corporate
Current Use
Detailed Report of Units Inspected
Unit #
Seasonal
# of Bath
Square Feet
Asking Rent
# of Bedrms
Property Condition
Seniors
Other
Change to Major Employer
Loan Number
Unit Breakdown
Electric at the Property
Property Information
Trash at the Property
Property Name
Water at the Property
Property City
Overall Property Rating
Property State/Country
Multifamily, Mobile Homes, Cooperative Housing, Student Housing
# Inspected
# Down
Gas at the Property
# Vacant
Cable at the Property
# Occupied
Standard Inspection Form
Heat at the Property
Time
Inspection Date

Inspection - Healthcare

New Patients Currently being Accepted

Nurses -
RNs
Nurses -
LPNs
Other Direct Care
Non Direct Care Personnel
Total Staff
Contact Person

All Licenses Current
Property Medicaid Certified
Monthly
Rent
# Beds
Vacant
Total #
Units
Avg. S.F. /
Unit
Unit Type
Total # Units
Occupied
Total #
Beds
Total # Beds
Occupied
Totals
Night
Expiration Date of Operating License
Please describe any violations, costs associated, resolution or outstanding issues:
Date of last Medicare inspection
Date of last Medicaid inspection
Property Medicare Certified
Regulatory / Licensing Agency Information
Name of the Agency
Comments
Director of Nursing's Name
% Occupied
Direct Care Staff Numbers
Day
Total Number of Beds
Level of Care Breakdown
Evening
Length of Time at Property
Length of Time at Property
Administrator's Name
Admission Waiting Period
Proximity to a Hospital
Property Information
General Information
Number of Beds Occupied
Standard Inspection Form
Time
Property City
Inspection Date
Loan Number
Property Name
Healthcare, Nursing Home, Hospitals
Overall Property Rating
Property State/Country

Inspection - Healthcare
Overall Condition
Current Use
Exits clearly marked
Grab bars present in rest rooms
Staff interacts well with residents
Intercom System
Generator Function
Units or Beds Inspected
Additional description of any safety or deficiency issues observed:
Facility looks and smells clean
# of Bath
Detailed Report of Units Inspected
# of Bedrms
Handrails in the halls
Property Condition
Square Feet
Asking Rent
Unit #
Down Units (List the unit #)

Rent Roll Attached
Rent Roll Summary Attached
Single Tenant Property
Lease expires:
Hospitality Property
YTD ADR:
RevPAR:
ADO:
(Select One)
Inspection Date
Time
Loan Number
Rent Roll
Property Name
Standard Inspection Form
Property City
Insert Rent Rolls in the space below using Excel commands or via Copy and Paste
Overall Property Rating
Property State/Country

Inspection Date
Time
Property City
Loan Number
Property State/Country
Property Name
Overall Property Rating
Regional Map
Neighborhood Map
Standard Inspection Form
Maps

Comprehensive Assessment Addendum
Did you experience any of the following limitations to performing this field assessment: (Choose Yes/No)
Management unavailable for interview or management experience on the property is less than six months
Occupied units were unavailable for assessment, or the total number of units available (occupied or unoccupied) was insufficient
Significant portions of the common areas, amenities or basements, etc. were unavailable for assessment
Snow was covering most exterior areas (parking lots, roofs, landscape areas)
Other
None
Comment:
1. Life Safety (Choose the one that applies from the drop down menu):
Comment:
2. Deferred Maintenance (Choose the one that applies from the drop down menu):
Comment:
3. Routine Maintenance (Choose the one that applies from the drop down menu):
Comment:
4. Capital Needs (Choose the one that applies from the drop down menu):
Comment:
5. Level/Volume of issues noted and appropriate follow-up recommendations (Choose the one that applies from the drop down menu):
Comment:
1 = No substantial concerns observed. No further action required.
2 = Some minor issues noted. Limited follow-up required.
3 = Substantial and/or critical issues noted. Documented follow-up required.
4 = Overall condition showing signs of deterioration. Documented follow-up with possible action plan required.
5 = Severe deferred maintenance observed. Follow-up and substantial action plan required.
Comment:
Seller/Servicer Certification
Date:
First Name:
Last name:
Title:
Phone Number:
Email Address:
Inspector Information
Overall Rating and Additional Comments
Overall Rating Scale:
Comprehensive Property Assessment Ratings
Limitations of Field Assessment
Loan Number
Property State/Country
Property Name
Overall Property Rating
Company Name/Logo
Standard Inspection Form
Inspection Date
Time
Property City

                                             EXHIBIT D

TAX, INSURANCE, UCC, AND LETTER OF CREDIT CERTIFICATION

                  QUARTERLY TAX MONITORING REPORT

                                     [INSERT DEAL NAME]
Subservicer:
__________________________________
Quarter
Ending:
__________________________________
Due each January 15, April 15, July 15, October 15 for the preceding quarter end.

Property
Address
Most recent
tax
Due date for
Actual date
most
Next
payment
Any outstanding sales
certs
Subservicer
Loan #
Prospectus
No.
Property
Sequence
No.
Borrower
Name
Property
Name
(including
State)

Parcel #
Tax
Authority
amount paid
most recent taxes
paid
recent taxes
paid
due date
or other tax liens (Y/N)
CERTIFICATE OF REAL ESTATE TAX PAYMENTS
The undersigned hereby certifies that it has inspected actual tax receipts or has otherwise verified full payment of all real estate taxes for the quarter ending (for example March 31, 2012) and for all prior periods on properties covered by all mortgage loans sub-serviced by it on behalf of KeyCorp Real Estate Capital Markets, Inc. and held by the securitization known as (for example: [INSERT DEAL NAME]). The undersigned further certifies that no unredeemed sales certificates or other tax liens are outstanding against any of the aforesaid properties other than as indicated above on the matrix.
[Subservicer]
By:
__________________________
Name:
__________________________
Title:
__________________________
Date:
__________________________
[INSERT DEAL NAME]
                         QUARTERLY INSURANCE MONITORING REPORT

Subservicer: ______________________________________
Quarter
Ending:
______________________________________
Due each January 15, April 15, July 15, October 15 for the preceding quarter end.

Property
Address
Coverage
Expiration
Carrier
Rating in
Terrorism
Coverage
Required
Coverage Types
("x" as applicable)
Subservicer
Loan No.
Prospectus
No.
Property
Sequence
No.
Borrower
Name
Property
Name
(including
State)
Date
Carrier
Name
Compliance
with PSA
(Y/N)
Agent
Name

Policy #
under
Loan
Documents
Y/N
Property
General
Liability
Umbrella Terrorism
Other
(provide
description)
Coverage
Amount
Comments
CERTIFICATE OF INSURANCE
The undersigned hereby certifies that it holds in its custody a certificate or other appropriate proof of valid insurance on the individual properties through the quarter ending (for example March 31, 2012) which are securing mortgage loans held by the securitization known as (for example: [INSERT DEAL NAME]), which are sub-serviced by the undersigned on behalf of
KeyCorp Real Estate Capital Markets, Inc. The various types and amounts of insurance coverages provided by such policies comply with the requirements of the individual loan documents. The properties are correctly identified in the policies, and all improvements thereon to be insured are included and properly described; that the name or names of the insured exactly conform to the name or names in which title is held; that a standard, noncontributory mortgagee clause in favor of (for example: [Subservicer Name] as Subservicer for
KeyCorp Real Estate Capital Markets, Inc., as Master Servicer for [Trustee Name] as Trustee for the benefit of Holders of [securitization name, for example Barclays Commercial
Mortgage Securities LLC, Multi-Family Commercial Mortgage Pass-Through Certificates, [INSERT DEAL NAME]].
[Subservicer]
By:
_____________________________
Name:
_____________________________
Title:
_____________________________
Date:
_____________________________
[INSERT DEAL NAME]
QUARTERLY UCC TRACKING REPORT
Subservicer:
_______________________________________
Quarter Ending:
_______________________________________
Due each January 15, April 15, July 15, October 15 for the preceding quarter end.
Subservicer
Prospectus
Property
Property Address
Original
Continuation
Next
Expire
d
Loan No
No
Sequence
No.
Borrower Name
Property Name
(including State)
Jurisdiction
Secured Party Name
Filing
Date
Filing No.
Filing Date
Y/N
CERTIFICATE OF UCC FILINGS
The undersigned hereby certifies that it holds in its custody a certificate or other appropriate proof of valid UCC liens and any assignments, and/or continuations thereof, as required by individual loan documents in accordance
with the PSA, Subservicing Agreement, and standard servicing practices on the individual properties which are securing mortgage loans held by the securitization known as (for example: [INSERT DEAL NAME]), which are sub serviced by
the undersigned on behalf of KeyCorp Real Estate Capital Markets, Inc. The undersigned further certifies that no UCC financing statement has expired without a continuation being filed other than stated above on the matrix.
[Subservicer]
By:
_____________________________
Name:
_____________________________
Title:
_____________________________
Date:
_____________________________
[INSERT DEAL NAME]

                       QUARTERLY CERTIFICATION OF LETTER OF CREDIT
Subservicer:
_______________________________________
Quarter
Ending:
_______________________________________
Due each January 15, April 15, July 15, October 15 for the preceding quarter end.
Loan #
Sub-
servicer
Loan#
Letter of
Credit #
Issuing
Bank
Original Amount
Remaining
Amount
Active Y/N
Expiration
Date
Review
Date
Presentation
Date
We hold evidence that the above described letters of credit are current, in full force and effect, and comply with the requirements as set forth in the various loan documents and in the Subservicing Agreement.
[Subservicer]
By:
_____________________________
Name:
_____________________________
Title:
_____________________________
Date:
_____________________________

EXHIBIT E
         ACCOUNT CERTIFICATION
Securitization: ___________________________________________________________

Subservicer: _____________________________________________________________
______________ New Account ____________ Change of Account Information
Indicate purpose of account (check all that apply):
______
Principal & Interest
______
Deposit Clearing
______
Taxes & Insurance
______
Disbursement Clearing
______
Reserves (non-interest bearing)
______
Suspense
______
Reserves (interest bearing)
Account Number: _____________________________________________________________________

Account Name: _______________________________________________________________________

Depository Institution (and Branch):
Name: ________________________________________________________________________

Street: ________________________________________________________________________

City, State, Zip: _________________________________________________________________

Rating Agency: __________________________ Rating: _____________________
Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.
Prepared by: __________________________________________________________________________

Signature: ____________________________________________________________________________

Title: ________________________________________________________________________________

Date: ________________________________________________________________________________

Telephone: ______________________________ Fax: ___________________________________

EXHIBIT F
                        FORM OF SUBSERVICER PERFORMANCE CERTIFICATION
Re:
[TRUST]
The undersigned a [title/officer] of Berkadia Commercial Mortgage, LLC, a Delaware limited liability company, as subservicer (the "Subservicer") under that certain subservicing agreement dated and effective as of [_____________, 2012] (the "Subservicing Agreement") between Subservicer and
KeyCorp Real Estate Capital Markets, Inc. ("KRECM") whereby the Subservicer agreed to perform certain of KRECM's servicing responsibilities under that certain pooling and servicing agreement dated as of [_____________] (the "Pooling and Servicing Agreement") among [LIST THE PARTIES TO THE
PSA], on behalf of Subservicer, certify to [Name of Certifying Person(s) for Sarbanes-Oxley
Certification], KRECM, the Trustee, the Depositor and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:
1.
I have reviewed the servicing reports relating to the Mortgage Loans delivered by the
Subservicer to KRECM pursuant to the Subservicing Agreement, including all information, disclosures and reports required under Section 3.06 (collectively, the "Subservicer Reports"), during the year 20__
(the "Relevant Period");
2.
Based on my knowledge, with respect to the Relevant Period, all servicing information, disclosures and reports required to be submitted by the Subservicer to KRECM pursuant to the
Subservicing Agreement, including all information, disclosures and reports required under Section 3.06 for the Relevant Period, have been submitted by the Subservicer to KRECM;
3.
Based on my knowledge, the information contained in the Subservicer Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the Relevant Period;
4.
I am responsible for reviewing the activities performed by the Subservicer and, based on my knowledge and the compliance review conducted in preparing the annual compliance statement required under Section 3.06(f) of the Subservicing Agreement, during the Relevant Period, and except as disclosed in the annual officer's certificate required under such Section 3.06(f), the Subservicer has fulfilled its obligations under the Subservicing Agreement; and
5.
The Subservicer's report on assessment of compliance with servicing criteria and the related attestation report on assessment of compliance with servicing criteria required to be delivered in accordance with the Subservicing Agreement discloses all material instances of noncompliance by the
Subservicer with the Relevant Servicing Criteria.

SUBSERVICER:
BERKADIA COMMERCIAL MORTGAGE LLC,
a Delaware limited liability company

By:
Date:
Name:
Title:

                                                                                                EXHIBIT G
                                                                                                TASK LIST
Scope of Sub-Servicing Responsibilities
Function
Berkadia
KRECM
1
Loan Set-Up
External Conversion
(a)
Develop initial conversion plan/contacts
X
X
(b)
Determine data/file conversion process (manual, electronic or combination)
X
X
(c)
Reconcile new loan set-up information
X
X
(d)
Approval of conversion trial balance
X
X
(e)
Set-up new loan in loan servicing system
X
(f)
Transfer Imaged loan files
X
(g)
Identify and index the loan documents post transfer
X
(h)
Apply closing funds to loan servicing system (as directed) or extract information into a spreadsheet to direction application of funds
X
(i)
Follow-up on document exceptions, post-closing items, missing documents, insurance information, escrows... (i.e. certificate of occupancy, side letter agreement requirements)
X
X
(j)
Notice to borrowers (Welcome Letter/Good-bye Letter)
X
X
2
Investor Reporting
(a)
Prepare investor reporting package in accordance with servicing agreement for delivery to KRECM
X
(b)
Prepare and execute remittances and distribute remittance reports for delivery to KRECM
X
(c)
Provide access to monthly cash account reconciliations, including copies of monthly bank statements for all deposit, escrow and reserve accounts.
X
(d)
Provide InvestorView access to KRECM
X
3
General Servicing
(a)
Administer borrower customer service and correspondence
X
(b)
Provide adhoc reports as may be reasonably requested by KRECM
X
(c)
Monitor all payments due and contact borrowers if not received by end of grace period and maintain log
X
(d)
Prepare demand letters and mail to borrower.
X
(e)
Provide access to monthly billing statements to borrowers via LoanView
X
(f)
Provide LoanView access to borrower
X
(g)
Monitor maturity dates and send written notice to borrowers
X
(h)
Monitor date-driven trigger events
X
(i)
Review and assess late charges and default interest
X
(j)
Negotiate and approve late charge waivers conditional upon PSA authority
X
4
Insurance Administration
(a)
Analyze insurance coverage, ensure minimum carrier requirements meet underlying loan documents and KRECMPSA / Subservicing agreement requirements
X
(b)
Verify mortgagee clause on insurance policies complies with loan documents and KRECM requirements
X
(c)
Monitor policy expiration; run expiration report and review documents to update the information
X
(d)
Send expiration notices to borrower and obtain renewal evidence of coverage
X
(e)
Contact insurance agents and/or borrowers, as necessary
X
(f)
Insurance coverage waiver approval; if required under the PSA
X
X
(g)
Provide Insurance Certification in accordance with the Subservicing Agreement
X
(h)
Disburse insurance premiums from escrow accounts
X
(i)
Administer forced place insurance
X
(j)
Approval to Berkadia for forced place insurance premiums; if required under
PSA
X
X
(k)
Prepare monthly insurance status reports
X
(l)
Maintain original insurance policies or certificates in the imaged file
X
5
Property Tax Administration & Escrow Analysis
(a)
Take assignment of a tax contract from the prior servicer (or establish for additional/new loans) all escrowed and non-escrowed loans with tax service
X
(b)
Monitor tax status on non-escrowed loans and obtain verification of paid taxes
X
(c)
Contact borrowers regarding property tax issues, as necessary
X
(d)
Contact taxing authorities, as necessary
X

Function
Berkadia
KRECM
(e)
Provide KRECM with a report setting forth upcoming tax payments due
X
(f)
Disburse tax payments on escrowed loans
X
(g)
Preparation of delinquent tax status reports
X
(h)
Prepare escrow analysis annually at a minimum or as required to meet payment needs
X
6
Reserve Administration
Collection/Deposit/Disbursement of Reserves
(a)
Collect and deposit reserves from borrower in accordance with loan documents
X
(b)
Compile reserve draw package/analysis, to include list of deficiencies, current reserve balances, relevant release provisions from loan documents and any additional information necessary for determining release
X
(c)
Review, approve and disburse reserve draw package/analysis
X
(d)
Advise borrower of release decisions (i.e. full or partial denials)
X
(e)
Maintain electronic copies of documentation regarding approved and disbursed reserve draws
X
Holdback/Earn out Reserve Administration
(f)
Account set-up and maintenance/funds management
X
(g)
Request release on behalf of borrowers
X
(h)
Analyze and compile release package and make recommendation
X
(i)
Issue disbursement approval, if required
X
(j)
Construction loans to be agreed upon separately
N/A
7
ARM Administration
(a)
Perform ARM payment adjustments & coordinate borrower notices
X
(b)
Tracking indexes
X
8
Collateral Services
UCC's
(a)
Maintain tickler system for UCC filing due dates
X
(b)
Prepare and file UCC continuations and terminations, coordinate KRECM execution, if necessary
X
(c)
Payment of recording fees for UCC renewal filings reimbursement to be paid by
Borrower
X
(d)
Preparation of UCC status reports
X
Letters of Credit
(e)
Retain original letter of credit and provide a copy to Berkadia
X - Trustee
(f)
Review terms of letter of credit to ensure compliance with loan documents
X
(g)
Letter of credit administration, including setting up in loan servicing system and monitoring
X
(h)
Notify KRECM borrower of expiring letter of credit
X
(i)
Coordinate letter of credit draw, release and renewals and coordinate with borrower, KRECM and issuer, as necessary, in accordance with loan documents and the Subservicing Agreement
X
(j)
Provide quarterly letter of credit status report
9
Treasury Management
(a)
Establish and maintain custodial and escrow /reserve accounts
X
(b)
Reconcile custodial/escrow and reserve accounts
X
(c)
Manage special borrower investments, if applicable
X
(d)
Track indexes for monthly posting of interest on escrow/reserve accounts
X
(e)
Pay borrower investment income as required for escrow/reserve accounts
X
10
Lockbox Administration
1
(a)
Upon a trigger event, initiate set-up of lockbox account and administration/funds management and disbursement authority
X
(b)
Application of payments; remittance of operating expenses; delivery of excess funds back to borrowers, as applicable
X
(c)
Termination of lockbox accounts for defeased and paid-off loans
X
11
Payment Processing
(a)
Prepare and make available billing statements on-line via LoanView
X
(b)
Offer Automated Clearing House (ACH)/Pre-Authorized Payment (PAT)/lockbox or wire payment options to borrowers. Confirm to borrower ACH/PAT activation.
X
(c)
Collect all regular principal and interest, escrow and reserve payments in accordance with loan documents
X
(d)
Process returned items (ACH or NSF checks)
X
12
Borrower/Loan Inquiries

Function
Berkadia
KRECM
Borrower Initiated Special Requests
1
(a)
Borrower contact and gathering of required documents/data
X
(b)
Underwriting and preparation of case memorandum
X
(c)
Approval of transaction; if required under PSA and pursuant to the subservicing agreement
X
X
(d)
Closing document preparation/ finalization/ recording
X
(e)
Image closing documents and update loan servicing system
X
Other Special Requests
(f)
Response to bankruptcies, requests for discounted payoffs, workouts, restructures, forbearances, etc...per subservicing agreement
X
(g)
Response to casualty and condemnation issues per subservicing agreement
X
13
Collateral Surveillance
Financial Statements and Rent Rolls
(a)
Maintain monitoring system for financial statements CREFC requirements
X
(b)
Contact borrower requesting financial information, rent rolls and Argus runs as required under loan documents
X
(c)
Review and spread financial statements (in accordance with CREFC requirements)
X
(d)
Monitor financial analysis driven trigger events
X
(e)
Complete annual rent roll analysis, in accordance with CREFC requirements.
X
(f)
Load rent roll data, as per sub-servicing agreement.
X
(g)
Image financial statements and rent rolls
X
(h)
Obtain annual budgets from borrowers and analyze for approval/rejection, if required
X
Property Inspections
(i)
Maintain monitoring system for inspection due dates
X
(j)
Perform inspections
X
(k)
Review and approve inspections reports
X
(l)
Update system with inspection results
X
(m)
Image inspection reports
X
(n)
Follow-up on deferred maintenance items
X
14
Loan Payoffs
(a)
Prepare payoff calculations including prepayments and prepayment fee in accordance with loan documents and deliver to KRECM for review/approval in accordance with the Subservicing Agreement, if required
X
X
(b)
Prepare prepayment penalty waivers; and / or obtain approval if required under
PSA
X
X
(c)
Upon approval in accordance with the Subservicing Agreement, forward approved payoff quote to borrower
X
15
IRS Reporting
(a)
Preparation of IRS reporting (1098's and 1099's or other tax reporting requirements)
X
(b)
Delivery of IRS reporting to borrowers and IRS
X
16
Records Management/ Releases - Asset Files

(a)
Original credit/collateral file management [*note if third party custodian]
N/A
X -Custodian
(b)
Maintain imaged servicing file
X
(c)
Determination regarding release of loan collateral pursuant to loan documents or borrower request per subservicing agreement
X
(d)
Prepare and forward release documents for execution in accordance with the subservicing agreement
X
17
Annual Subservicer Requirements
(a)
Provide annual independent accountants servicing report (USAP)
X
(b)
Provide annual officer's certificate as to compliance
X
(c)
Provide annual errors and omissions update
X
(d)
Cooperate with compliance audit requests of KRECM
X
18
Information Technology
(a)
If requested, provide financial reporting transmissions once mutually agreed upon
X
1
Borrower Initiated Requests include the following types of transactions: (i) Assumption; (ii) Due on Sale/Transfer of Ownership; (iii) Modification; (iv) Extension; (v) Waiver; (vi) Consent; (vii) Lease /
SNDA approval; (viii) Property Management Change; (ix) Release of Collateral; (x) Easement; and (xi) Condemnation.

EXHIBIT H
           TRANSFER INSTRUCTIONS

                                                COMMERCIAL/MULTIFAMILY MORTGAGE LOAN SERVICING TRANSFER INSTRUCTIONS
                                                                                                            (Insert Deal Name)_
CONTACTS
Conversions - Servicing:
Emma Robinson
Phone: (215) 328-1765
Email:
Emma.Robinson@berkadia.com
Email:
Acquisition.Conversions@berkadia.com

DELIVERY INSTRUCTIONS
Mortgage File Shipment and Related Correspondence:

Berkadia Commercial Mortgage LLC
118 Welsh Road
Horsham, PA 19044
ATTN: Emma Robinson

A.
LOAN SET-UP INFORMATION REQUIRED FROM SELLER OR SELLER'S SERVICER:
Seller or Seller's SERVICER shall cause the prior servicer or subservicer, as applicable, to provide Purchaser with loan information electronically by the transfer date. Should data not be available electronically due to system restrictions or incompatibility, detailed printouts should be forwarded immediately. Please email the requested data to the department email account of
Acquisition.Conversions@Berkadia.com
B.
REQUIRED REPORTS
General:

Due:
Report Type:
Description:
Transfer
Date
Trial Balance
In Seller/Servicer number order, to include but not limited to; all payment constants account balances and next payment due date
Transfer
Date
Loan History
From inception of loan servicing through Transfer Date
Transfer
Date
Remittance Instructions
A list of all investors and broker strips including contact names, addresses and wire instructions.
Transfer
Date
Hard Lockbox
Any loans with hard lockboxes along with bank name, contact
information and copies of the agreements.
Transfer
Date
Auto-Debit
Any loans that pay through ACH or auto-debit.
Transfer
Date
Non-Cash Investments
To include Treasuries, Cert of Deposit or other vehicle of
Investments. Please information necessary to properly identify securities or investments.
Transfer
Date
Letters of Credit
To include, the Bank name, amount of credit, expiration date and name of loan affected.
Transfer
Date
Inspection
To include: Date of Last Inspection, Next Inspection Date, Last
Quality Rating, Delinquent Inspections & any deficiencies that require immediate attention.
Transfer
Date
UCC
To include: Jurisdiction, Filing Number(s), Original Filing Dates
and Next Filing Dates.
Transfer
Date
Payoffs
Listing of all loans with payoff statements issued 30 days prior to
Transfer Date.
Transfer
Date
Advances
Reconciliation and Officers' Certificate relating to recoverability of advances.
Transfer
Date
Suspense Balance
Description of all funds that are in suspense.

Tax & Insurance:

Due:
Report Type:
Description:
Transfer
date
60 Day Report
Listing of any tax payments or insurance premiums due within 60 days of Transfer Date.
Transfer
date
Special Issues
To include tax abatements, partial payments, taxes paid under protest, etc. Listing should contain the related tax parcel #, amount abated, tax authority and expiration date.
Transfer
date
Insurance Cancellations
Listing of pending insurance cancellations.
Transfer
date
Pending Loss Draft
Provide date, cause, amount of loss, proceeds received to date and current status.
Transfer
date
Tax Delinquencies
Report should contain the related tax parcel #'s, delinquent tax amount, penalty amount, taxing authority and due dates.

Ground Leases/Rents, Reserves & Pending Special Requests:

Due:
Report Type:
Description:
Transfer
date
Ground Leases
Listing of all loans with Ground Leases and report of any rents due within 60 days of transfer.
Transfer
date
Reserves
Listing of all reserves for each loan including the type, monthly constants, and if reserves are held in an interest or non interest bearing account.
Transfer
date
Special Requests
Listing of any loans with pending modifications, assumptions, partial releases or any type of transaction that may change the current status or terms of the loan.

Special Loan Covenants:

Due:
Report Type:
Description:
Transfer date Trigger Events
Listing of any Borrower covenants or changes to loan terms that are required to be tracked and acted upon; i.e. DSCR limits, payment increases or reserve start-ups.
Transfer date Financial Reporting
Listing of Borrower reporting requirements and due dates for each loan.

C.
TRANSFER OF FUNDS

1. On the Transfer Date, all cash and money market escrow funds are to be wired via federal funds via the instructions provided. A Trial
Balance showing how to breakdown the incoming funds on a loan to loan basis should be supplied as of the Transfer Cut-off Date.
D.
MORTGAGE LOAN FILES
1.
Seller shall cause the prior servicer or subservicer, as applicable, to deliver to Purchaser all mortgage loan files, working files and origination files 2 days prior to the Transfer Date. Berkadia encourages the transfer of loan documents in electronic format. If loan documents are to be sent electronically, please see Section G of these Transfer Instructions. If electronic format is not possible, file shipments are to be accompanied with an inventory listing itemizing the loan numbers and type of file contained in each box. Files will contain but not be limited copies of the following:
Mortgage Note
Loan Agreement (if applicable)
Recorded Mortgage/Deed of Trust with Legal Description
Mortgage Assignments
Title Insurance Policy
Any Modifications
All related UCC filings, continuations, amendments and assignments
Cash Management/Lockbox Agreements
Reserve/Escrow Agreements
Any correspondence or notices regarding ARM loans
Financial Statements
Property Inspections
Original Appraisal
Phase I environmental report
Paid real estate tax receipts
Current hazard insurance policies
Letters of Credit
Copies of any Lease
Copies of all current CREFC Operating Statement Analysis Reports and CREFC NOI Adjustment Worksheet

E.
NOTIFICATIONS

1.
Goodbye/Hello Letters - Seller or Seller's Servicer shall prepare and provide copies of the "goodbye/hello" letter to Purchaser five business days prior to transfer date.
2.
Letters of Credit - Seller or Seller's Servicer shall prepare and send to Purchaser copies of letters to Bank with proof of assignment to current Lender/Trustee as Beneficiary named on Letters of Credit. Seller or Seller's Servicer shall also forward copies of letters to
Bank notifying the change of Servicer five business days prior to transfer date.
3.
Lock Box Notification Letters - Seller of Seller's Servicer shall prepare and provide copies to Berkadia a listing of all Hard Lock
Box accounts along with copies of notification letters forwarded to Institutions regarding existing hard lockboxes five business days prior to transfer date.
4.
Non Cash Investments - Seller of Seller's Servicer shall prepare and provide copies to Berkadia a listing of all Non Cash Investments and notification letters forwarded to Institutions holding existing non-cash investments five business days prior to transfer date.
5.
Ground Leases - Seller of Seller's Servicer shall prepare and provide copies to Berkadia of letters informing Ground Lessor of transfer five business days prior to transfer date. Example attached.
6.
Tax & Insurance Letters - Seller or Seller's Servicer shall prepare and provide copies to Berkadia of letters forwarded to tax authorities and insurance agents regarding the change of servicer five business days prior to transfer date. Examples attached.

F.
CONTINUED SERVICING RESPONSIBILITIES OF SELLER OR SELLER'S NOTIFICATIONS
Among other things, it is also the responsibility of the Seller/SERVICER to perform the following:
Pay real estate tax, hazard insurance that are due within 30 days of the Transfer Date (i.e. Transfer Date of July 15, 2011 R/E
Tax bill due July 30, 2011 - to the extent Seller/Servicer has received a bill, this bill would be paid by Seller/Servicer prior to the Transfer Date). If a bill has not been received, a listing of such Loans must be provided to Purchaser including the due date, payment amount, and payee information.
Perform and submit required property inspections on any Mortgage Loan that has an inspection due to the Investor within 30 days of the Transfer Date (i.e. Transfer Date July 15, 2011, property inspection due to Investor on July 30, 2011 - this inspection would be performed by Seller/Servicer and submitted to Investor by July 15, 2011).
Collect applicable financial statements from the mortgagors and perform the appropriate operating statement analysis on each
Mortgage Loan.
File UCC-3 Continuations in the appropriate jurisdictions.
Immediately notify and forward all funds or correspondence received by Seller/Servicer on the related Loans after the
Transfer Date to Purchaser via recognizable overnight courier or fed funds wire transfer within 1 business day of receipt.
Prepare and report all tax information to the Internal Revenue Service and provide Borrowers with any and all tax information (i.e. Forms 1098 & 1099) through to the date of Transfer.
G.
Electronic Document Formatting Requirements
1.
Each loan should be saved into individual folders with the images (documents) for each loan supplied within the folder.
2.
Each image (document) should be saved in a pdf file format or CCITT Group 4 multi-page tif.
3.
Each image (document) should be named by its existing loan or document type.
(e.g. 12345.pdf or Promnote.pdf ) No Special Characters.
4.
No DVD's
Attachment 1 - Revised
Goodbye-Hello Letter
(Transfer Date)

[Mortgagor]
c/o [Management Company]
[Address]
[City, State, Zip]

RE: [Seller/Servicer] Account #
Berkadia Commercial Mortgage LLC Loan # [ ]
[Project Name]

Dear: [Contact Name]:
The servicing of your loan has been transferred from _____________ to Berkadia Commercial Mortgage LLC effective Transfer
Date. The transfer of servicing of your mortgage loan does not affect any term or condition of your mortgage instruments or lease.

We appreciate the opportunity to have serviced your loan.

Berkadia Commercial Mortgage LLC is pleased to announce Loan View, our exclusive Berkadia Mortgage Site for borrowers.

Effective with the payment due___________, your monthly billing statement will be available on our website. We have eliminated the mailing of monthly billing statements. The monthly statements are available on our Loan View website 10 days prior to the subsequent month's payment due date. If you are unable to view your monthly billing statement, please contact your Client Relations
Manager. If you need to access/print the billing statement for your records, just access the billing statements through the Loan View website via the directions below.

You will be able to view, print or download scheduled billing statements via our website https://loanview.Berkadia.com

24 hours a day, 7 days a week. Berkadia Commercial Mortgage LLC is a paperless corporation, as such the billing statements are sent out via fax or email each month, they are not mailed. To have this information sent out automatically, please register on our website by following the steps below:

1- Go to https://loanview.Berkadia.com
2- Click on "Please register with us"
3- Accept the Terms of Use Agreement
4- Follow the prompts for information

You can also set up for Auto Debit on this website to ensure your payments are received promptly.

Please forward your ______________ payment to the following address (To ensure proper credit please note the new Berkadia loan number on your check):

Berkadia A
Lockbox #9067
P.O. Box 8500
Philadelphia, PA 19178-9067
REF: Berkadia ln #
In the event any such payments are being made or will be made via wire transfer, please direct all such payments to:

Berkadia Finance Inc is available to assist you with questions regarding the transfer of servicing. You may contact Client Relations
Department at 1-888-334-4622, from 8:00 a.m. to 5:00 p.m. EST, Monday through Friday. Please forward all written correspondence to 118 Welsh Road, Horsham, PA 19044.
In compliance with federal regulations, we ask that you please provide us, within 30 days of the date of this letter, a completed W-9 form, listing the appropriate tax identification number for the borrowing entity. The information from this form will be utilized during annual interest reporting.

Berkadia Commercial Mortgage LLC looks forward to servicing your mortgage loan and is committed to providing you quality, personal service and Total Customer Satisfaction.

Sincerely,

Attachment 2
Form Tax Notification

[CLOSING DATE]

City of
County Tax Collector

RE: Loan #
Berkadia Loan #
Name of Project
Parcel
LEGAL DESCRIPTION ATTACHED

Dear: Sir/Madam:
Please take notice that effective this date; the referenced mortgage loan was transferred for servicing to Berkadia Commercial
Mortgage LLC
Accordingly, please annotate your file regarding the above project to reflect the new servicer on all-relevant tax bills, assessments and correspondence effective immediately and forward such items to the address shown below:

Berkadia Commercial Mortgage LLC
118 Welsh Road
Horsham, PA 19044-6657
Attention: Tax Department
Telephone: (888) 334-4622
Facsimile: (215) 328-0101

Thank you for your cooperation in this matter.

Sincerely,

Sellers/Servicer Name
Title
Phone

Attachment 3
Form of Hazard Insurance Notification

[CLOSING DATE]

[Name], Insurance Agency
[Address]
[City, State, Zip]

RE: [Seller/Servicer] Loan Number:
Berkadia Loan #
Project Name:
Property Location:
Policy Number:
Policy Effective Period:
Insurance Carrier:

Dear: Sir/Madam:
Please take note that effective as of the date of this letter, the referenced mortgage loan was transferred for servicing to
Berkadia Commercial Mortgage LLC

Accordingly, please update your file regarding the above project to reflect the new servicer on all relevant insurance renewal notices, policies, and correspondence effective immediately and forward such items to the address shown below. In addition, please forward an endorsement naming "Berkadia Commercial Mortgage LLC, as Master/Primary Servicer to the address below.

Berkadia Commercial Mortgage LLC
118 Welsh Road
Horsham, PA 19044-6657
Attention: Insurance Department
Telephone: (888) 334-4622
Facsimile: (215) 328-3850

Thank you for your cooperation in this matter.

Sincerely,

[Author]
[Title]
[Phone]

Attachment 4
Form of Ground Lessor Notification

[CLOSING DATE]

[Name], Ground Lessor Name
[Address]
[City, State, Zip]

RE: [Seller/Servicer] Loan Number:
Berkadia Loan #
Project Name:
Property Location:

Dear: Sir/Madam:
Please take note, effective as of the date of this letter; the referenced mortgage loan was transferred for servicing to Berkadia
Commercial Mortgage LLC

Accordingly, please update your file regarding the above project to reflect the new Servicer on all relevant ground rent/lease notices, correspondence effective immediately and forward such items to the address shown below.

Berkadia Commercial Mortgage LLC
118 Welsh Road
Horsham, PA 19044-6657
Attention: Client Relations Group
Telephone: (888) 334-4622

Thank you for your cooperation in this matter.

Sincerely,

[Author]
[Title]
[Phone]